Exhibit 15.13

[Official Translation]

ADDENDUM

TRUSTEESHIP AGREEMENT

FOR BONDS OF INDOSAT VI YEAR 2008

AT FIXED INTEREST RATE

–Number : 26.–

–At 16.00 (sixteen hundred hours) Western Indonesian Time.

–On this day, Monday, on 17-03-2008 (the seventeenth day of March two thousand eight).

–Appearing before me, Mistress POERBANINGSIH ADI WARSITO, Bachelor of Law, Notary Public practicing in Jakarta, in the presence of witnesses who are known to me, Notary Public, and whose names shall be mentioned at the conclusion of this deed;

I.

Mister JOHNY SWANDI SJAM, born in Jakarta, on the 15-08-1960 (the fifteenth day of August one thousand nine hundred sixty), Indonesian Citizen, President Director of a company mentioned hereinunder, residing in East Jakarta, at Jalan Pulo Asem I number: 10, Neighborhood Association 003, Community Association 001, Jati Sub-District, Pulo Gadung District.

–The Holder of Residential Identity Card number:09.5402.150860.0425.

Jakarta, 7th April 2008

I, Uki Ukanto, a sworn and authorized translator by virtue of Decree of

Governor of Jakarta No. 2238/2004, certify that the above is true and accurate English version translated from its original Indonesian text.

[Official Translation]

–According to his statement in this matters acting in his capacity so set forth hereinabove, and therefore shall represent Board of Directors, while in order to execute legal act hereinunder according to his statement has obtained approval from Board of Commissioner, PT. Indosat Tbk, one and another as transpired under RESOLUTION OF THE BOARD OF COMMISSIONERS OF PT INDOSAT Tbk., dated 19-11-2007 (the nineteenth day of November two thousand seven) whose the original is shown to me, Notary Public, of and therefore for and on behalf of and as such shall lawfully represent PT INDOSAT Tbk, having its domicile in Jakarta whose articles of associations and the amendments made thereto shall be contained in:

–

Deed dated 08-03-2004 (the eighth day of March two thousand four) number:07, drawn up and passed before me, Notary Public, the report of amendment to article of association of which has been accepted and recorded in the Database of Legal Entity Development Management Information System (Sisminbakum) Directorate General of Common Law Administration, Ministry of Law and Human Rights

Jakarta, 7th April 2008

I, Uki Ukanto, a sworn and authorized translator by virtue of Decree of

Governor of Jakarta No. 2238/2004, certify that the above is true and accurate English version translated from its original Indonesian text.

[Official Translation]

the Republic of Indonesia, dated 08-03-2004 (the eight day of March two thousand four) number C-05582 HT.01.04TH.2004;

–

Deed dated 30-9-2004 (the thirtieth day of September two thousand four) number:145, drawn up and passed before AULIA TAUFANI, Bachelor of Law, then as alternate notary for SUTJIPTO, Bachelor of Law, Notary Public practicing in Jakarta, that has obtained approval from Minister of Law and Human Rights of the Republic of Indonesia by virtue of letter dated 02-12-2004 (the second day of December two thousand four) number: C-29270 HT.01.04.TH.2004 and whose report of articles of association and amendment has been accepted and recorded in the Database of Legal Entity Development Management Information System (Sisminbakum) Directorate General of Common Law Administration, Ministry of Justice and Human Rights the Republic of Indonesia dated 08-12-2004 (the eighth day of December two thousand four) number: C-00088 HT.01.04.TH.2005;

–	Deed dated 15-01-2005 (the fourteenth day of January two thousand five) number:79, drawn up and

Jakarta, 7th April 2008

I, Uki Ukanto, a sworn and authorized translator by virtue of Decree of

Governor of Jakarta No. 2238/2004, certify that the above is true and accurate English version translated from its original Indonesian text.

[Official Translation]

passed before AULIA TAUFANI, Bachelor of Law, then as alternate notary for SUTJIPTO, Bachelor of Law, Notary Public practicing in Jakarta, whose report of articles of association and amendment has been accepted and recorded in the Database of Legal Entity Development Management Information System (Sisminbakum) Directorate General of Common Law Administration, Ministry of Justice and Human Rights the Republic of Indonesia, dated 04-02-2005 (the fourth day of February two thousand five) number: C-03065 HT.01.04TH.2005;

–

Deed dated 28-04-2005 (the twenty eighth day of April two thousand five) number:150, drawn up and passed before AULIA TAUFANI, Bachelor of Law, then as alternate notary for SUTJIPTO, Bachelor of Law, notary Public practicing in Jakarta, the notice of which has been accepted and recorded in the Database of Legal Entity Development Management Information System (Sisminbakum) Directorate General of Common Law Administration, Ministry of Law and Human Rights the Republic of Indonesia, dated 19-05-2005 (the nineteenth day of May two thousand five) number C-13673 HT.01.04.TH.2005;

Jakarta, 7th April 2008

I, Uki Ukanto, a sworn and authorized translator by virtue of Decree of

Governor of Jakarta No. 2238/2004, certify that the above is true and accurate English version translated from its original Indonesian text.

[Official Translation]

–

Deed dated 22-07-2005 (the twenty second day of July two thousand five) number:157, drawn up and passed before AULIA TAUFANI, Bachelor of Law, then as alternate notary for SUTJIPTO, Bachelor of Law, notary Public practicing in Jakarta, the notice of which has been accepted and recorded in the Database of Legal Entity Development Management Information System (Sisminbakum) Directorate General of Common Law Administration, Ministry of Law and Human Rights the Republic of Indonesia, dated 08-08-2005 (the eighth day of August two thousand five) number C-21968 HT.01.04.TH.2005;

–

Deed dated 21-10-2005 (the twenty first day of October two thousand five) number:145, drawn up and passed before AULIA TAUFANI, Bachelor of Law, then as alternate notary for SUTJIPTO, Bachelor of Law, notary Public practicing in Jakarta, the notice of which has been accepted and recorded in the Database of Legal Entity Development Management Information System (Sisminbakum) Directorate General of Common Law Administration, Ministry of Law and Human Rights the Republic of Indonesia, dated 02-12-2005 (the second day of December two thousand five) number C-32142 HT.01.04.TH.2005;

Jakarta, 7th April 2008

I, Uki Ukanto, a sworn and authorized translator by virtue of Decree of

Governor of Jakarta No. 2238/2004, certify that the above is true and accurate English version translated from its original Indonesian text.

[Official Translation]

–

Deed dated 21-10-2005 (the twenty first day of October two thousand five) number:146, drawn up and passed before AULIA TAUFANI, Bachelor of Law, then as alternate notary for SUTJIPTO, Bachelor of Law, notary Public practicing in Jakarta, the notice of which has been accepted and recorded in the Database of Legal Entity Development Management Information System (Sisminbakum) Directorate General of Common Law Administration, Ministry of Law and Human Rights the Republic of Indonesia, dated 16-12-2005 (the sixteenth day of December two thousand five) number C-33508 HT.01.04.TH.2005;

–

Deed dated 23-01-2006 (the twenty third day of January two thousand six) number:122, drawn up and passed before AULIA TAUFANI, Bachelor of Law, then as alternate notary for SUTJIPTO, Bachelor of Law, notary Public practicing in Jakarta, the notice of which has been accepted and recorded in the Database of Legal Entity Development Management Information System (Sisminbakum) Directorate

Jakarta, 7th April 2008

I, Uki Ukanto, a sworn and authorized translator by virtue of Decree of

Governor of Jakarta No. 2238/2004, certify that the above is true and accurate English version translated from its original Indonesian text.

[Official Translation]

General of Common Law Administration, Ministry of Law and Human Rights the Republic of Indonesia, dated 15-02-2006 (the fifteenth day of February two thousand six) number C-04216 HT.01.04.TH.2006;

–

Deed dated 05-05-2006 (the fifth day of May two thousand six) number:31, drawn up and passed before AULIA TAUFANI, Bachelor of Law, then as alternate notary for SUTJIPTO, Bachelor of Law, notary Public practicing in Jakarta, the notice of which has been accepted and recorded in the Database of Legal Entity Development Management Information System (Sisminbakum) Directorate General of Common Law Administration, Ministry of Law and Human Rights the Republic of Indonesia, dated 02-06-2006 (the second day of June two thousand six) number C-16129 HT.01.04.TH.2006;

–

Deed dated 21-09-2006 (the twenty first day of September two thousand six) number:129, drawn up and passed before AULIA TAUFANI, Bachelor of Law, then as alternate notary for SUTJIPTO, Bachelor of Law, notary Public practicing in Jakarta, the notice of which has been accepted and recorded in

Jakarta, 7th April 2008

I, Uki Ukanto, a sworn and authorized translator by virtue of Decree of

Governor of Jakarta No. 2238/2004, certify that the above is true and accurate English version translated from its original Indonesian text.

[Official Translation]

the Database of Legal Entity Development Management Information System (Sisminbakum) Directorate General of Common Law Administration, Ministry of Law and Human Rights the Republic of Indonesia, dated 05-10-2006 (the fifth day of October two thousand six) number W7-HT.01.04-1787;

–

Deed dated 09-11-2006 (the ninth day of November two thousand six) number:38, drawn up and passed before AULIA TAUFANI, Bachelor of Law, then as alternate notary for SUTJIPTO, Bachelor of Law, notary Public practicing in Jakarta, the notice of which has been accepted and recorded in the Database of Legal Entity Development Management Information System (Sisminbakum) Directorate General of Common Law Administration, Ministry of Law and Human Rights the Republic of Indonesia, dated 28-11-2006 (the twenty eighth day of November two thousand six) number W7-HT.01.04-4134;

The recent Structure of Board of Directors and Board of Commissioners as transpired under deed dated 05-06-2007 (the fifth day of June two thousand seven) number:12, drawn up and passed before AULIA TAUFANI, Bachelor of Law, then as alternate notary for SUTJIPTO, Bachelor of law, Notary Public practicing in Jakarta.

Jakarta, 7th April 2008

I, Uki Ukanto, a sworn and authorized translator by virtue of Decree of

Governor of Jakarta No. 2238/2004, certify that the above is true and accurate English version translated from its original Indonesian text.

[Official Translation]

–(PT INDOSAT Tbk, hereinafter shall be referred to as “Issuer”).

II.

–Mister LELI SUBARNAS, born in Tasikmalaya, on 01-01-1964 (the first day of January one thousand nine hundred sixty four), Indonesian Citizen, Group Head Trust & Corporate Services from the company mentioned hereinunder, residing in South Jakarta, at Jalan Simaskot number:2, Neighborhood Association 007, Community Association 006, Cipete Selatan Sub-District, Cilandak District.

–The Holder of Residential Identity Card number:09.5306.010164.7027.

–According to his statement in this matters acting in his capacity by virtue of power of attorney vested to him dated 09-08-2007 (the ninth day of August two thousand seven) number: B.417-DIR/KUI/TRY/08/2007, made sub rosa, bearing sufficient stamp duty, the original of which is shown to me, Notary Public, of and therefore for and on behalf of and shall lawfully represent:

Jakarta, 7th April 2008

I, Uki Ukanto, a sworn and authorized translator by virtue of Decree of

Governor of Jakarta No. 2238/2004, certify that the above is true and accurate English version translated from its original Indonesian text.

[Official Translation]

– Mister ABDUL SALAM, Director of Finance of Company shall be mentioned hereinunder, Indonesian Citizen, residing in Jakarta.

Authorizing Person/Authorizer of which in this matter shall represent and duly acting in his capacity, and therefore duly represent Board of Directors, of and as such act for and on behalf of and lawfully represent LIMITED LIABILITY COMPANY (Limited by Shares) OF BANK RAKYAT INDONESIA Tbk or abbreviated PT BANK RAKYAT INDONESIA (Limited by Shares) Tbk, whose articles of association have been announced in State Gazettes of the Republic of Indonesia dated 11-09-1992 (the eleventh day of September one thousand nine hundred ninety two) Number:73 Supplement to the State Gazette of the Republic of Indonesia Number:3A and most recently contained in State Gazettes of the Republic of Indonesia dated 04-11-2003 (the fourth day of November two thousand three) number: 88 Supplement Number:11053. The Recent Structure of member of Board of Directors and Board of Commissioner shall be contained under deed dated 08-11-2007 (the eighth day of November two thousand seven) number:69, drawn up and passed before IMAS FATIMAH, Bachelor of Law, Notary public practicing in Jakarta.

Jakarta, 7th April 2008

I, Uki Ukanto, a sworn and authorized translator by virtue of Decree of

Governor of Jakarta No. 2238/2004, certify that the above is true and accurate English version translated from its original Indonesian text.

[Official Translation]

–Who has obtained Certificate of Registration as Trustee dated 11-06-1996 (the eleventh day of June one thousand nine hundred ninety six) number: 08/STTD WA/PM/1996 so issued by Capital Market Supervisory Agency (BAPEPAM).

(PT Bank Rakyat Indonesia (Limited by Shares) Tbk hereinafter shall be referred to as “Trustee”);

–The appearing person respectively acting in their capacity set forth hereinabove shall first declare the following matters under this deed:

1.	That Issuer shall issue and offer:

a.

Bonds to the Public through Public Offering namely “BONDS OF INDOSAT VI YEAR 2008 AT FIXED INTEREST RATE” at the principal sum of Rp.1,080,000,000,000.00 (one trillion eighty billion Rupiah) consisting of:

–	A-Series Bonds within the effective period of 5 (five) years as of the date of the issue; and

–	B-Series Bonds within the effective period of 7 (seven) years as of the date of the issuer;

Jakarta, 7th April 2008

I, Uki Ukanto, a sworn and authorized translator by virtue of Decree of

Governor of Jakarta No. 2238/2004, certify that the above is true and accurate English version translated from its original Indonesian text.

[Official Translation]

b.

Sukuk Ijarah to the Public through Public Offering namely “SUKUK IJARAH INDOSAT III YEAR 2008”, at the sum of Rp.570,000,000,000.00 (five hundred fifty billion Rupiah), within the effective period of 5 (five) years as of the date of the issue;

hereinafter shall be registered/listed in Stock Exchange;

2.

That for the purpose of issue of bonds, The Issuer has obtained rating in respect of long term debt instrument at the rating of id AA+ (Double A Plus; Stable Outlook) of PT Pemeringkat Efek Indonesia, as transpired by virtue of its letter dated 06-02-2008 (the sixth day of February two thousand eight) number:083/PEF-Dir/II/2008.

3.

That for the purpose of Public Offering of this Bonds, the Issuer has appointed PT Bank Rakyat Indonesia (Limited by Shares) Tbk, as Trustee pursuant to law of Capital Market and Article 6 Law Number:7 year 1992 (one thousand nine hundred ninety two) dated 25-03-1992 (the twenty fifth day of March one thousand nine hundred ninety two) regarding

Jakarta, 7th April 2008

I, Uki Ukanto, a sworn and authorized translator by virtue of Decree of

Governor of Jakarta No. 2238/2004, certify that the above is true and accurate English version translated from its original Indonesian text.

[Official Translation]

Banking so amended by Law Number:10 year 1998 (one thousand nine hundred ninety eight) dated 10-11-1998 (the tenth day of November one thousand nine hundred ninety eight) regarding Amendment to Law Number: 7 year 1992 (one thousand nine hundred ninety two).

4.

That in accordance with provision set forth in Article 70 paragraph 1 of Law of Capital Market and Regulation Number: IX.A.2. regarding Procedures of Registration For the Purpose of Public Offering as contained in Attachment of Decree of Capital Market Supervisory Agency (Bapepam) Number:Kep 25/PM/2003 dated 17-07-2003 (the seventh day of July two thousand three), in order to conduct the following issue and Public Offering:

(a)	The Issuer shall be obliged and therefore has declared the Statement of Registration to the Chairman Capital from Supervisory Agency for Capital Market and Financial Institution (Bapepam & LK) ;

(b)	The Statement of Registration shall be duly effective and

(c)	The Issuer shall be obliged to comply with the requirement of registration set out in Stock Exchange in accordance with the prevailing laws and regulations.

Jakarta, 7th April 2008

I, Uki Ukanto, a sworn and authorized translator by virtue of Decree of

Governor of Jakarta No. 2238/2004, certify that the above is true and accurate English version translated from its original Indonesian text.

[Official Translation]

5.

That pursuant to provision of Article 52 of Law of Capital Market, both the Issuer and Trustee hereto shall hereby enter into Agreement of Trustee of Bonds of VI INDOSAT YEAR AT FIXED INTEREST RATE as transpired under the deed of me, the Notary Public, dated 18-02-2008 (the eighteenth day of February two thousand eight) number:29 as amended in its entirety under this deed regulating in detail any and all rights and obligations of the Issuer, the holder of Bonds and Trustee;

6.

That for the purpose of Bonds Public Offering hereunder, the Issuer hereto shall appoint PT. DANAREKSA SEKURITAS and PT. MANDIRI SEKURITAS, both having its domicile in Jakarta, as Underwriter of Issue and Bonds Conduct who shall be held liable for the Implementation and Administrative Procedures in respect of Bonds Public Offering and subsequently PT DANAREKSA SEKURITAS and PT MANDIRI SEKURITAS hereto have approved the appointment made thereto as the Underwriter of such Bonds Issue Conduct, one and

Jakarta, 7th April 2008

I, Uki Ukanto, a sworn and authorized translator by virtue of Decree of

Governor of Jakarta No. 2238/2004, certify that the above is true and accurate English version translated from its original Indonesian text.

[Official Translation]

another as transpired under Agreement of Warranty for the Issue of Bonds dated 18-02-2008 (the eighteenth day of February two thousand eight) number:30 as amended by virtue of deed dated on this Monday, 17-03-2008 (the seventeenth day of March two thousand eight) number:28, both shall be drawn up and passed before me, Notary Public.

7.

That in connection with Public Offering of this Bonds, the Issuer hereto has appointed PT. Kustodian Sentral Efek Indonesia (“KSEI”), a limited liability company having its domicile in Jakarta, to act as an Paying agent made sub rosa, bearing sufficient stamp duty, dated 18-02-2008 (the eighteenth day of February two thousand eight) number: SP-011/AP/KSEI/0208.

8.

That for the purpose of Public Offering of this Bonds, the Issuer hereto shall require collective Custodian services of KSEI in accordance with provision set forth in Regulation of KSEI and Agreement Regarding Registration of Bonds in KSEI made sub rosa, bearing sufficient stamp duty, dated 18-02-2008 (the eighteenth day of February two thousand eight) number: SP-011/PO/KSEI/0208.

Jakarta, 7th April 2008

I, Uki Ukanto, a sworn and authorized translator by virtue of Decree of

Governor of Jakarta No. 2238/2004, certify that the above is true and accurate English version translated from its original Indonesian text.

[Official Translation]

9.

That in connection with Public Offering, the Issuer hereto shall appoint PT. Bursa Efek Indonesia (Indonesian Stock Exchange), having its domicile in Jakarta, to record of Bonds, in accordance with provision so set out in Preliminary Agreement of Bonds Record dated 05-03-2008 (the fifth day of March two thousand eight) number: FP-012/BEI/PFU/03-2008.

10.

That under Agreement of Trusteeship dated 18-02-2008 (the eighteenth day of February two thousand eight) number:29 drawn up and passed before me, Notary Public the Principal sum of Bonds Seri A and Seri B regarding interest rate and the existence of demand so filed by the competent party to be changed and/or to be added in the aforementioned Agreement of Trusteeship have not been not mentioned and regulated.

–In connection with foregoing premises, the appearing persons acting in their respective capacity, hereto shall hereby wish and intend to amend and/or add provision contained under the said Agreement of Trusteeship. Subsequently it shall be read as follows:

Jakarta, 7th April 2008

I, Uki Ukanto, a sworn and authorized translator by virtue of Decree of

Governor of Jakarta No. 2238/2004, certify that the above is true and accurate English version translated from its original Indonesian text.

[Official Translation]

Article 1

DEFINITION

Unless otherwise expressly stated, any and all terms written beginning with capital letter of this Agreement of Trusteeship shall have the following meaning:

1.1	“Addendum of Agreement of Trusteeship” means amendment and/or addendum to the Agreement of Trusteeship.

1.2	“Affiliates or affiliated party” pursuant to Law of Capital Market means:

(a)	Family relationship due to marriage and descendant or lineage until the second degree, either horizontally or vertically

(b)	Relationship among the parties and employee, Directors or Commissioners of such parties;

(c)	Relationship between 2 (two) companies in which there is one or more similar members of Board of Directors and Board of Commissioners;

(d)	Relationship between company and the party both directly and indirectly controlling or being controlled by the aforementioned company;

Jakarta, 7th April 2008

I, Uki Ukanto, a sworn and authorized translator by virtue of Decree of

Governor of Jakarta No. 2238/2004, certify that the above is true and accurate English version translated from its original Indonesian text.

[Official Translation]

(e)	Relationship between 2 (two) companies as controlled both directly and indirectly by the similar party; or

(f)	Relationship between company and main shareholder.

1.3.

“Paying agent” means KSEI, so appointed under a written agreement by the Issuer and shall be obliged to assist in respect of Bonds Interest Full Payment and/or Principal Bonds Full Payment as well as penalty (if any) to the Holder of Bonds through the Holder of Account for and on behalf of the Issuer, on the basis of Rights and Obligations as regulated under Agreement of Paying Agent.

1.4.

“Collateral Security and Guarantee” means any and all kinds of Collateral Security and guarantee in respect of assets and properties, assets and revenue of certain parties so provided in connection with the obligations or other parties obligations, including but not limited to Proprietary Right, mortgage, pledge, fiduciary, collateral security (borgtocht) and/or corporate guarantee.

Jakarta, 7th April 2008

I, Uki Ukanto, a sworn and authorized translator by virtue of Decree of

Governor of Jakarta No. 2238/2004, certify that the above is true and accurate English version translated from its original Indonesian text.

[Official Translation]

1.5.	“Permitted Collateral Security and Guarantee” means:

a.

Collateral Security and Guarantee of Issuer or Subsidiary that has been existing and/or being in the process of guarantee administration at the signing of this deed, provided that if the assets as the object of Collateral Security and Guarantee so mentioned hereinabove have been released as the guarantee, then the aforementioned assets shall be able to be rebounded to be as Security and Guarantee for the purpose of party rather than the Holder of Bonds;

b.

Collateral Security and Guarantee from the party merging the Issuer or Subsidiary, or from other party to be as Subsidiary of Issuer, provided that the said Collateral Security and Guarantee have been existing/available before the said party merges or to be Subsidiary of the issuer, and if the assets as the object of Collateral Security and Guarantee have been released as the guarantee, one and another matters as a result of consolidation made between the Issuer and Subsidiary, then subsequently the aforementioned assets shall be able to be rebound to be as

Jakarta, 7th April 2008

I, Uki Ukanto, a sworn and authorized translator by virtue of Decree of

Governor of Jakarta No. 2238/2004, certify that the above is true and accurate English version translated from its original Indonesian text.

[Official Translation]

Collateral Security and Guarantee for the purpose of party in addition to the Holder of Bonds;

c.	Collateral Security and Guarantee so provided for the purpose of tender or deposit process, or in order to warrant tax payment, import duty, or leasing/rental matters;

d.	Collateral Security and Guarantee as provided to warrant certain obligations in connection with commercial debt of the Issuer or Subsidiary as reasonably performed in their daily respective business;

e.	Collateral Security and Guarantee in connection with reserve of tax payable;

f.

Collateral Security and Guarantee for the purpose of asset acquisition finance through credit in general, exporting credit or supplier, and finance of vendor or business rental, in which such assets shall be the object of Collateral Security and Guarantee for the said finance and in the event that additional Collateral Security and Guarantee remain to be required for the purpose of such finance, then the said additional Collateral Security and

Jakarta, 7th April 2008

I, Uki Ukanto, a sworn and authorized translator by virtue of Decree of

Governor of Jakarta No. 2238/2004, certify that the above is true and accurate English version translated from its original Indonesian text.

[Official Translation]

Guarantee shall be permitted in so far such additional Collateral Security and Guarantee shall be granted in reasonable value in accordance with general banking practice;

g.	Collateral Security and Guarantee arising due to decree of court which has final and conclusive force of law or which has been executed by competent apparatus;

h.

Collateral Security and Guarantee provided for the purpose of finance in respect of cooperation project implementation of the Issuer or Subsidiary and such other parties in which the aforementioned finance in respect of such project is provided by such other parties (including the party with whom either the Issuer or Subsidiary holds cooperation);

i.

Collateral Security and Guarantee in respect f such other assets from the Issuer arising due to business development or expansion of the Issuer whose value shall not be more than 10% (ten percent) of the total assets of the Issuer as transpired under the latest financial statement of the Issuer.

Jakarta, 7th April 2008

I, Uki Ukanto, a sworn and authorized translator by virtue of Decree of

Governor of Jakarta No. 2238/2004, certify that the above is true and accurate English version translated from its original Indonesian text.

[Official Translation]

1.6.	“Subsidiary” means any companies so set forth as follows:

a.	Whose ownership over the shares either directly or indirectly shall be authorized by the Issuer at least at the sum of 50% (fifty percent) of total shares issued in relevant company; and

b.	Whose financial statement is consolidated by the Issuer in accordance with the finance accounting standard principal that is applicable in Indonesia.

1.7	“Custodian Bank” means public bank that has obtained approval from Supervisory Agency for Capital Market and Financial Institution (Bapepam & LK) in order to perform business as Custodian.

1.8.

“Bapepam and LK” means Supervisory Agency for Capital Market and Financial Institution as referred to in Decree of Minister of Finance of the Republic of Indonesia Number:606/KMK.01/005 dated 30-12-2005 (the thirtieth day of December two thousand five) regarding Organization and Working Procedure of Supervisory Agency for Capital Market and Financial Institution, or the successors, proxies and the assigns.

Jakarta, 7th April 2008

I, Uki Ukanto, a sworn and authorized translator by virtue of Decree of

Governor of Jakarta No. 2238/2004, certify that the above is true and accurate English version translated from its original Indonesian text.

[Official Translation]

1.9.	“Interest of Bonds” means the sum of Bonds Interest per year that shall be paid by the Issuer to the Holder of Bonds, in accordance with provision set out in Article 5 of Agreement of Trusteeship.

1.10

“Stock Exchange” means stock exchange as defined under Article 1 point 4 of Law of Capital Market in this matter it is performed by PT Bursa Efek Indonesia, having its domicile in Jakarta, or its alternate and/or successor or any other markets so determined hereafter, where both Bonds and Sukuk Ijarah are listed/registered.

1.11

“Ijarah Remuneration Installment” means the portion of Ijarah Remuneration that shall be paid by the Issuer to the Holder of Sukuk Ijarah (Islamic leasing system in which goods are bought by the bank and then rented to the client) as the remuneration in respect of benefit so received by the Issuer on the basis of deed of Ijarah, whose payment shall be made every the Date of Ijarah Remuneration Payment pursuant to the

Jakarta, 7th April 2008

I, Uki Ukanto, a sworn and authorized translator by virtue of Decree of

Governor of Jakarta No. 2238/2004, certify that the above is true and accurate English version translated from its original Indonesian text.

[Official Translation]

provision so set out in the Agreement of Trusteeship of Sukuk Ijarah (Islamic leasing system in which goods are bought by the bank and then rented to the client).

1.12

“Account Holder Register” means register so issued by KSEI containing notification regarding the ownership by entire Holder of Bonds through the Holder of Account in KSEI containing notification i.e. name, number of the ownership of bonds, status of tax and citizenship of the Holder of Account and/or the Holder of Bonds on the basis of data submitted by the Holder of Account to KSEI.

1.13.	”Document of Issuer” means:

a.	Agreement of Trusteeship;

b.	Acknowledgement of indebtedness;

c.	Agreement of Bonds Issue Underwriting;

d.	Agreement of Paying Agent;

e.	Agreement regarding Bonds Register in KSEI;

f.	Preliminary Agreement of Stock Record between the Issuer and Stock Exchange for the record of Bonds in Stock Exchange.

Jakarta, 7th April 2008

I, Uki Ukanto, a sworn and authorized translator by virtue of Decree of

Governor of Jakarta No. 2238/2004, certify that the above is true and accurate English version translated from its original Indonesian text.

[Official Translation]

Including any and all amendments, additional and renewals and such other documents as required by competent authority.

1.14	“EBITDA” means consolidated net profit added with several fee i.e. interest, income tax, depreciation and amortization.

1.15

“Stock” means commercial letter i.e. certificate of acknowledgement of indebtedness, commercial letter, depreciation, bonds, debt receipt, Investment Unit of Collective Investment Contract, Periodic Contract for the Stock and each derivative of Stock.

1.16

“Effective” means the compliance of any and all procedures and requirement of Statement of Register as determined under Article 74 of Law of Capital Market in conjunction to Provision point 10 of Regulation number: IX.A.2 of Attachment of Decree of Chairman Bapepam number: Kep 25/PM/2003 dated 17-07-2003 (the seventh day of July two thousand three) regarding Procedure of Register for the Purpose of Public Offering, set forth as follows:

(a)	due to the expiry of period:

Jakarta, 7th April 2008

I, Uki Ukanto, a sworn and authorized translator by virtue of Decree of

Governor of Jakarta No. 2238/2004, certify that the above is true and accurate English version translated from its original Indonesian text.

[Official Translation]

(i)	45 (forty five) days as of the date of the receipt of Statement of Register by Supervisory Agency for Capital Market and Financial Institution (Bapepam & LK) in detail; or

(ii)

45 (forty five) days as of the date of the latest amendment submitted by the Issuer or requested by Supervisory Agency for Capital Market and Financial Institution (Bapepam & LK) (LK) to be completed; or

(b)	On the basis of effective statement of Supervisory Agency for Capital Market and Financial Institution that there is no further information required;

It is provided that the Registration Statement shall be effective not later than March 31st 2008 (the thirtieth day of March two thousand eight).

1.17.	Issuer means Bond issue by Stock in order to be offered and sold to the people through Public Offering.

1.18	Issue means PT INDOSAT, having its domicile in Jakarta.

Jakarta, 7th April 2008

I, Uki Ukanto, a sworn and authorized translator by virtue of Decree of

Governor of Jakarta No. 2238/2004, certify that the above is true and accurate English version translated from its original Indonesian text.

[Official Translation]

1.19	“Bank Days” mean the days where the banks in Jakarta shall open for public in order to conduct bank operational activity fully and Bank Indonesia shall also conduct Clearing activity inter-bank.

1.20

“Exchange Days” mean the days where the Stock Exchange shall conduct stock exchange activities which are Monday to Friday except the national holiday and other holidays as stipulated by the Government of Republic of Indonesia, or the days stated as holiday by stock exchange.

1.21	“Calendar Days” mean every day in one year in accordance with gregarious calendar without any exception.

1.22	“Working days” mean Monday to Friday except national holiday or other holidays stipulated by the Government of Republic of Indonesia.

1.23	“Ijarah (Islamic leasing system in which goods are bought by the bank and then rented to the client) Fee” means the total amount of fund that shall be

Jakarta, 7th April 2008

I, Uki Ukanto, a sworn and authorized translator by virtue of Decree of

Governor of Jakarta No. 2238/2004, certify that the above is true and accurate English version translated from its original Indonesian text.

[Official Translation]

obliged to be refunded by the Issue to the Holder of Sukuk Ijarah related to the Issuer based on Issuer Documents in the form of installment of Ijarah Fee, Balance of Ijarah Compensation and Loss Compensation as a result of Delay (if any) that has to be paid by the Issuer from time to time during the effective period of Trusteeship Agreement of Sukuk Ijarah.

1.24

“The total amount of payable” means the total amount of money that have to be paid by the Issuer to the Bond Holder related to or based on Bond issued and offered by Public offering both in the form of Bond Principal, Bond Interest, and penalty and payment liability or other compensation (if any) payable from time to time.

1.25

“Issuer Restructured Activity” means restructured action that shall be conducted by the Issuer and Subsidiary from time to time in order to be the full network and integrated service provider focused to cellular which is consisting of:

(i)	Sales action, renting or other methods to transfer the assets and issuer business in the core activity business area of the issuer

Jakarta, 7th April 2008

I, Uki Ukanto, a sworn and authorized translator by virtue of Decree of

Governor of Jakarta No. 2238/2004, certify that the above is true and accurate English version translated from its original Indonesian text.

[Official Translation]

(including but not limited to the transfer of any and all agreements and contractual right) to the Issuer subsidiary and to sell the Issuer shares in the Subsidiary as it shall not result the shares ownership by the Issuer in the Subsidiary becomes less than 51% (fifty one percent);

(ii)	Any actions to merge the business areas among the Subsidiaries;

(iii)	Any action to sell, purchase or other methods in order to restructure the shares ownership or Issuer ownership or Subsidiary excluded the core Business Activity of the Issuer;

(iv)	Other actions required to be conducted based on the amendment of laws and regulations or policy of the Government of Republic of Indonesia.

1.26	“Core Business Activity of the Issuer” means the core business activity of the Issuer in telecommunication and informatics including:

a.	Business and/or activity of the supply and service of the network and/or telecommunication service and informatics;

Jakarta, 7th April 2008

I, Uki Ukanto, a sworn and authorized translator by virtue of Decree of

Governor of Jakarta No. 2238/2004, certify that the above is true and accurate English version translated from its original Indonesian text.

[Official Translation]

b.	Service of planning, facilities construction, telecommunication facilities procurement and informatics including the supporting resources procurement;

c.

Operational service (including marketing and network sales and/or telecommunications service and informatics are provided by the Issuer), maintenance, research, development of facilities and/or telecommunication facilities and informatics, education and training implementation both domestic and overseas;

d.	Any services related to the development of network and/or telecommunication service and informatics.

1.27	“Default” means one or more of the events mentioned in Article 12 of Trusteeship Agreement.

1.28

“Written Confirmation” means the written confirmation report and/or Statement of Bond Balance in Stock Account issued by KSEI or Account Holder based on the agreement of Stock Account Opening and the confirmation shall become a basis for the payment of bond interest, full payment of bond principal and other rights related to the Bond.

Jakarta, 7th April 2008

I, Uki Ukanto, a sworn and authorized translator by virtue of Decree of

Governor of Jakarta No. 2238/2004, certify that the above is true and accurate English version translated from its original Indonesian text.

[Official Translation]

1.29

“Written Confirmation for General Meeting of Bond Holders (RUPO)” or “Certificate of Meeting Invitation (KTUR)” means the confirmation letter of bond ownership issued by KSEI to the bond holder through the account holder, especially for attending General Meeting of Bond Holders (RUPO) or submitting the request of General Meeting of Bond Holders (RUPO) convention.

1.30

“KSEI” means PT. Kustodian Sentral Efek Indonesia, having its domicile in Jakarta, a company that has obtained business permit of Supervisory Agency for Capital Market and Financial Institution to conduct any activities as the Depository and Settlement Agency implementing central custodian activities for the Account Holder whom him/her duty in this Bond Issue is to deposit and administrate the Bond savings based on the agreement regarding Bond Registration in KSEI and having duty as the Paying Agent based on the Agreement of Paying Agent.

Jakarta, 7th April 2008

I, Uki Ukanto, a sworn and authorized translator by virtue of Decree of

Governor of Jakarta No. 2238/2004, certify that the above is true and accurate English version translated from its original Indonesian text.

[Official Translation]

1.31

“Custodian” means the party giving Stock Custodian and other property services related to the Stock and other services including receiving interest and other rights, settling stock transaction and representing the account holder who is its customer in accordance with Capital Market Law Provision including KSEI, Stock Company and Custodian Bank.

1.32

“People” means individual either Indonesian citizen or Foreign citizen and/or legal entity, both Indonesian Legal Entity or foreign legal entity residing/having its domicile in Indonesia or residing/having its domicile overseas.

1.33	“Adjusted Consolidation Capital” means capital (equity) of Issuer consolidation reduced by intangible assets.

1.34	“Bond” means “BOND OF INDOSAT VI YEAR 2008 AT FIXED RATE INTEREST” at the principal amount of Rp. 1,080,000,000,000.00 (one trillion eighty billion Rupiah) consisting of:

–	A-Series Bonds within 5 (five) years period as of the issue date with 10.25% interest rate (ten

Jakarta, 7th April 2008

I, Uki Ukanto, a sworn and authorized translator by virtue of Decree of

Governor of Jakarta No. 2238/2004, certify that the above is true and accurate English version translated from its original Indonesian text.

[Official Translation]

point twenty five percent) at the amount of Rp. 760,000,000,000.00 (seven hundred sixty billion Rupiah); and

–	B-Series Bonds within 7 (seven) years period as of the issue date with 10.80% (ten point eighty percent) interest rate at the amount of Rp. 320,000,000,000.00 (three hundred twenty billion Rupiah)

that is a payable securities issued by the issuer to the Bond Holder proven by Jumbo Bond Certificate with the requirements as defined in article 5 of Trusteeship Agreement and registered in KSEI Collective Custodian based on the Agreement of Bond Registration in KSEI.

1.35	“Bond Holder” means the people investing their fund to the Bond and having benefit of the part or entire Bond consisting of:

(a)	Account Holder conducting direct investment of the bond; and/or

(b)	People exclude the Account Holder conducting investment of Bond through the Account Holder.

Jakarta, 7th April 2008

I, Uki Ukanto, a sworn and authorized translator by virtue of Decree of

Governor of Jakarta No. 2238/2004, certify that the above is true and accurate English version translated from its original Indonesian text.

[Official Translation]

1.36

“Account Holder” means the party whose name registered as the Owner of Stock Account in KSEI including Custodian Bank or Stock Company or other party approved by KSEI considering the Capital Market Law and KSEI Regulation.

1.37

“Public offering” means the Bond Offer Activities by the Issuer to the people based on the procedure regulated in Capital Market Law, the implementation regulation and other related provisions related to and according to the provisions contained in the Agreement of Bond Issue Underwriting.

1.38

“Acknowledgement of Indebtedness” means Issue acknowledgment of the payable obtained in relation to the Bond Issue as set forth in the Deed dated today, Monday 17-03-2008 (the seventeenth day of March two thousand eight) number : 27 and any and all valid amendments and/or addendum and/or revision drawn by the respective parties in the future or hereafter.

1.39	“Collective custodian” means the Custodian service of stock owned together by more than one party whose interests are represented by Custodian as referred to in Capital Market Law.

Jakarta, 7th April 2008

I, Uki Ukanto, a sworn and authorized translator by virtue of Decree of

Governor of Jakarta No. 2238/2004, certify that the above is true and accurate English version translated from its original Indonesian text.

[Official Translation]

1.40

“Bond Issue Underwriter” means the parties who made the agreement with the Issuer in order to conduct Public offering for the Issuer interest and to guarantee, in accordance with each underwriting part, with full commitment of the purchase and sales of Bond balance that is not taken by people in accordance with the provision of agreement of Bond Issue Underwriting.

1.41

“Bond Issue Executive Underwriter” means the party responsible for the implementation of issue in accordance with the Capital Market Law provision, in this case is PT DANAREKSA SEKURITAS and PT MANDIRI SEKURITAS, both having their domicile in Jakarta in accordance with the terms and conditions in the Agreement of Bond Issue Underwriting.

1.42

“Paying Agent Agreement” means an agreement between the Issuer and the Paying Agent regarding the implementation of Bond Interest payment and the full payment of bond principal and the valid amendments drawn by the related parties in the future or hereafter.

Jakarta, 7th April 2008

I, Uki Ukanto, a sworn and authorized translator by virtue of Decree of

Governor of Jakarta No. 2238/2004, certify that the above is true and accurate English version translated from its original Indonesian text.

[Official Translation]

1.43

“Agreement of Bond Issue Underwriting” means the agreement drawn between the Issuer and Bond Issue Executive Underwriter, and the Bond Issue Underwriter, one another as set forth in my Deed, Notary Public dated 18-02-2008 (the eighteenth day of February two thousand eight) number: 30 amended by my deed, Notary Public dated today, Monday, 17-03-2008 (the seventeenth day of March two thousand eight) number : 28 and its amendments and/or addendum and/or revisions valid drawn by the related parties in the future or hereafter.

1.44

“Trusteeship Agreement” means the agreement drawn between the Issuer and the Trustee as set forth in my deed, Notary Public, dated 18-02-2008 (the eighteenth day of February two thousand eight) number: 29 amended by this deed and its amendments and/or addendum and/or revisions valid drawn by the related parties in the future or hereafter.

Jakarta, 7th April 2008

I, Uki Ukanto, a sworn and authorized translator by virtue of Decree of

Governor of Jakarta No. 2238/2004, certify that the above is true and accurate English version translated from its original Indonesian text.

[Official Translation]

1.45

“Sukuk Ijarah Trusteeship Agreement” means the agreement drawn between the Issuer and Sukuk Trustee related to the issue of Sukuk Ijarah and its amendments and/or addendum and/or revisions valid drawn by the related parties in the future or hereafter.

1.46

“Agreement of Bond Registration in KSEI” means an agreement drawn between the Issuer and KSEI drawn sub Rosa having sufficient stamp duty, its amendments and/or addendum and/or revisions valid drawn by the related parties in the future or hereafter.

1.47

“Registration Statement” means the registration statement and the delivery of documents to Supervisory Agency for Capital Market and Financial Institution by the Issuer and Bond Issue Executive Underwriter for the purpose of Public offering of Bond by fulfilling and in accordance with the Capital Market Law Provisions.

1.48	“Stock Company” means the party implementing business activity as the Stock Issue Underwriter, Securities Broker and/or Investment Manger as referred to in Capital Market Law.

Jakarta, 7th April 2008

I, Uki Ukanto, a sworn and authorized translator by virtue of Decree of

Governor of Jakarta No. 2238/2004, certify that the above is true and accurate English version translated from its original Indonesian text.

[Official Translation]

1.49

“Affiliated Company” means Affiliates or affiliated party, unless if the affiliates or affiliated party relationship is established by the investment in shares of stock of Republic of Indonesia both directly and indirectly but not including the companies controlled by the Issuer both directly and indirectly.

1.50	“Loan” means any and all payable of the Issuer to other parties including the affiliates or affiliated party containing interest liability that shall be paid by the Issuer or the subsidiary.

1.51	“Allowed Receivable” means the loan or credit given by the Issuer or Subsidiary:

(a)	To the party whose financial statement is consolidated to the financial statement of the Issuer or Subsidiary;

(b)	That has been given prior to the signing of this agreement with the details as contained in the financial statement per 30-09-2007 (thirtieth day of September two thousand seven).

Jakarta, 7th April 2008

I, Uki Ukanto, a sworn and authorized translator by virtue of Decree of

Governor of Jakarta No. 2238/2004, certify that the above is true and accurate English version translated from its original Indonesian text.

[Official Translation]

(c)	It is an advance or loan which is accounts payable commonly given related to the daily Issuer business activity or Subsidiary;

(d)	For the Issuer employee in accordance with Issuer policy (in order to avoid doubtfulness, the loan shall be given by the Issuer); and

(e)	For the Subsidiary employee in accordance with the Subsidiary Policy (in order to avoid doubtfulness, the loan shall be given by the Subsidiary).

1.52

“Bond Principal” means the principal amount of the Issuer loan/payable to the Bond Holder based on Bond and on the issue date it shall be at the principal value of Rp. 1,060,000,000,000.00 (one trillion sixty billion Rupiah) of the amount that shall be paid by the Issuer to the Bond Holder subject to the provision of article 5 and article 6 of Trusteeship Agreement.

1.53	“Prospectus” means the prospectus arranged and issued by the Issuer together with Bond Issue Executive

Jakarta, 7th April 2008

I, Uki Ukanto, a sworn and authorized translator by virtue of Decree of

Governor of Jakarta No. 2238/2004, certify that the above is true and accurate English version translated from its original Indonesian text.

[Official Translation]

Underwriter for the purpose of Issue in accordance with the provisions of article 1 point 26 of Capital Market Law in conjunction with the Regulation Number: IX.C.2 Attachment of Decision of the Chairman of Capital Market Supervisory Agency dated 17-01-1996 (the seventieth day of January one thousand nine hundred ninety six) number: Kep 51/PM/1996.

1.54

“Stock Account” means the account containing the note of bond position and/or fund owned by the Bond Holder administrated by KSEI or Account Holder based on the contract of Stock Account Opening signed by the Bond Holder.

1.55	“General Meeting of Bond Holders (RUPO)” means General Meeting of Bond Holder as regulated in article 13 of Trusteeship Agreement.

1.56

“Transfer Accounts Unit” means a unit of bond total number that account may be transferred and traded from one stock account to other stock account at the value of Rp. 1.00 (one rupiah) or its mutiplication.

Jakarta, 7th April 2008

I, Uki Ukanto, a sworn and authorized translator by virtue of Decree of

Governor of Jakarta No. 2238/2004, certify that the above is true and accurate English version translated from its original Indonesian text.

[Official Translation]

1.57	“Certificate of Jumbo Bond” means the evidence of Bond Issue deposited in KSEI Collective Custodian issued in the name of KSEI for the purpose of Bond Holder interest.

1.58

“Ijarah Compensation Balance” means the part of benefit transfer that shall be obliged to be paid by the Issuer to Sukuk Ijarah Holder which on the issue date at the amount of Rp. 570,000,000,000.00 (five hundred seventy billion Rupiah) subject to the provision of article 5 and article 6 of Sukuk Ijarah Trusteeship Agreement

1.59

“Sukuk Ijarah” means “INDOSAT SUKUK IJARAH III YEAR 2008” which is a security issued by the Issuer to the Holder of Sukuk Ijarah proven by Certificate of Jumbo Sukuk Ijarah of Rp. 570,000,000,000.00 (five hundred seventy billion Rupiah) with the requirements as defined in article 5 of Sukuk Ijarah Trusteeship Agreement and registered in KSEI Collective Custodian based on Agreement of Sukuk Ijarah Registration in KSEI.

Jakarta, 7th April 2008

I, Uki Ukanto, a sworn and authorized translator by virtue of Decree of

Governor of Jakarta No. 2238/2004, certify that the above is true and accurate English version translated from its original Indonesian text.

[Official Translation]

1.60	“Sukuk” means Syariah Stock in the form of certificate or ownership evidence having the same value and representing the investment part inseparable or undistributed of:

1)	Ownership of tangible assets;

2)	The value of benefit and service of certain project or certain investment activities; or

3)	Ownership in respect of certain project assets or certain investment activities.

1.61.

“Date of Issue” means the date of bond distribution made in Security Account of Bond Issuing Executive Underwriter in KSEI on the basis of submission of Bond Jumbo conducted by the Issuer to KSEI hereunder, constituting Date of Payment.

1.62.

“Date of Principal Bond Full Payment” means due date and the time where the entire Principal Bond may be collected, with due observance of provision so set out in Article 5 of Agreement of Trusteeship.

1.63.	“Date of Payment” means date of payment of Bond Issue proceed fund to the Issuer as

Jakarta, 7th April 2008

I, Uki Ukanto, a sworn and authorized translator by virtue of Decree of

Governor of Jakarta No. 2238/2004, certify that the above is true and accurate English version translated from its original Indonesian text.

[Official Translation]

distributed/deposited by the Underwriter of Bond Issue through Bond Issuing Executive Underwriter pursuant to the provision so set out in Agreement of Bond Issue Underwriting.

1.64.

“Date of Bond Interest Payment” means due or mature in respect of Bond Interest payment to the Holder of Bond who shall be entitled, as determined under Account Holder Register with due observance of provision set forth in Article 5 of Agreement of trusteeship.

1.65.	“Law of Capital Market” means Law of the Republic of Indonesia number: 8 year 1995 (one thousand nine hundred ninety five) regarding Capital Market.

1.66.

“Trustee” means PT. Bank Rakyat Indonesia (Company) Tbk, having its domicile and head office in Jakarta or its substitute or its successor acting for themselves behalf and under this Agreement of Trusteeship representing the purpose and/or interest of any and all Holders of Bound.

Jakarta, 7th April 2008

I, Uki Ukanto, a sworn and authorized translator by virtue of Decree of

Governor of Jakarta No. 2238/2004, certify that the above is true and accurate English version translated from its original Indonesian text.

[Official Translation]

Article 2

USE OF BOND ISSUE PROCEED FUND

2.1

Fund of Public Bond Offer Proceed upon deduction of all Issue expense of 100% (one hundred percent) shall be required by the Issuer for the purpose of capital outcome in order to expand the Issuer business through development of Issuer cellular network i.e. development of base station subsystem and transmission system.

2.2.

In accordance with Regulation of Capital Market Supervisory Agency (Bapepam) Number: X.K.4 Attachment of Decree of Chairman of Capital Market Supervisory Agency (Bapepam) Number: Kep 27/PM/2003 dated 17-07-2003 (the seventeenth day of July two thousand three) regarding Report of Public Offer Proceed Fund Use Realization, the Issuer shall be obliged to submit report of such Public Offer Proceed Fund Use Realization periodically to Supervisory Agency for Capital Market (Bapepam) and Financial Institution and Trustee every 3 (three) months and shall be held liable for the Public proceed fund use realization to Annual General Meeting of Shareholders until the entire the said

Jakarta, 7th April 2008

I, Uki Ukanto, a sworn and authorized translator by virtue of Decree of

Governor of Jakarta No. 2238/2004, certify that the above is true and accurate English version translated from its original Indonesian text.

[Official Translation]

Public Bond Offer proceed fund is required unless otherwise it is determined in regulation of Supervisory Agency for Capital Market (Bapepam) and Financial Institution.

2.3

If the said Issuer wishes and intends to amend the use of Offer Bond Offer proceed fund, then such plan shall be first reported to Supervisory Agency for Capital Market (Bapepam) and Financial Institution by declaring reasons and consideration and shall first obtain approval from RUPO and Trustee.

Article 3

APPOINTMENT, DUTIES, RIGHT AND OBLIGATION OF TRUSTEE

3.1

On the basis of in accordance with provisions as set out in Agreement of Trusteeship, the Issuer hereto shall hereby appoint PT Bank Rakyat Indonesia (Company) Tbk to perform the duties as trustee in order to represent the interest of Holder of Bond and PT Bank Rakyat Indonesia (Company) Tbk shall hereby accept the assignment as trustee for the purpose of Issue, on the basis of requirements defined in Agreement of Trusteeship

Jakarta, 7th April 2008

I, Uki Ukanto, a sworn and authorized translator by virtue of Decree of

Governor of Jakarta No. 2238/2004, certify that the above is true and accurate English version translated from its original Indonesian text.

[Official Translation]

and without being prejudice to the provision of prevailing laws and regulations of the Republic of Indonesia in connection with duties and liabilities as trustee in Issue.

3.2	Main Duties of Trustee shall be as follows:

a.

To represent the interest of Holder of Bond either within or out of Court in executing legal act in relation to the interest of Holder of Bond regarding the implementation of right and obligations of the Holder of Bond in accordance with the requirements of Issue, with due observance of provisions contained in Agreement of Trusteeship and on the basis of the prevailing laws and regulations of the Republic of Indonesia and regulation of KSEI in connection with the issue. The Duty of Trustee shall be to represent the Holder of Bonds. It shall be effective as of the date of Issue.

b.

Shall be held liable to the Holder of Bond for each loss as a result of negligence, impudence, or such any other acts affecting the interest of Holder of Bond in the event that it is contravention with the interest conducted by Trustee in performing their duties as trustee contained in Agreement of Trusteeship.

Jakarta, 7th April 2008

I, Uki Ukanto, a sworn and authorized translator by virtue of Decree of

Governor of Jakarta No. 2238/2004, certify that the above is true and accurate English version translated from its original Indonesian text.

[Official Translation]

c.

To obtain integrity effectively in performing their duties and obligations as trustee in order to supervise and monitor the implementation of obligations so conducted by the Issuer in relation to the purpose and interest of the Holder of Bond under Agreement of Trusteeship.

3.3	With due observance of provision set forth in paragraph 3.3 hereof, then right and obligation of such other trustees shall be as follows:

a.

Trustee hereto shall reserve the right to trust each document deemed original and lawful and signed, submitted or executed by a person of any persons who shall reserve the right to represent, with regard to any and all matters related to the Written Confirmation and/or KTUR issued and in accordance with specification so issued by KSEI pursuant to Agreement of Trusteeship and shall not be held liable to such other parties in respect of any and all consequences of such trust and shall not be

Jakarta, 7th April 2008

I, Uki Ukanto, a sworn and authorized translator by virtue of Decree of

Governor of Jakarta No. 2238/2004, certify that the above is true and accurate English version translated from its original Indonesian text.

[Official Translation]

held liable to the Issuer or Holder of Bond or such other persons/parties due to legality of written Confirmation and/of KTUE submitted by the Holder of Bonds, but it transpires that hereafter it is acknowledged to be fake or unlawful after Trustee conducts verification in accordance with specification determined by KSEI.

b.

Trustee hereto shall hereby reserve the right to study the use of Issue and Public Bond Offer proceed fund by the Issuer, provided that the study shall be conducted without being prejudice to the obligation of Issuer on the basis of Bond and Agreement of Trusteeship.

c.

Trustee shall reserve the right to receive and therefore the Issuer shall be obliged to submit copy of payment receipt in connection with payment of Bond Interest and/or Principal Full Payment of Bond and Penalty (if any) in similar day at the time such payment is made.

d.	Trustee shall reserve the right to receive notification from KSEI regarding the amount of fund that is obliged to be paid by the Issuer for the purpose of Bond Interest Payment and/or

Jakarta, 7th April 2008

I, Uki Ukanto, a sworn and authorized translator by virtue of Decree of

Governor of Jakarta No. 2238/2004, certify that the above is true and accurate English version translated from its original Indonesian text.

[Official Translation]

Principal Full Payment of Bond within no later than 2 (two) Bourse Days prior to the Date of Bond Interest Payment and/or Date of Bond Principal Full Payment.

e.

Trustee hereto shall reserve the right to receive notice submitted by KSEI regarding the implementation of Bond Interest Payment and/or Bond Principal Full Payment, including in the event that the payment fails to be made due to failure or overdue of the Issuer in providing sufficient fund within no later than 1 (one) Bourse Day upon the Date of Bond Interest Payment and/or Bond Principal Full Payment.

f.

Trustee shall reserve the right to receive register/list submitted by KSEI containing detail KTUR including specification and specimen of KTUR issued by KSEI within no later than 1 (one) Business Day prior to the implementation of RUPO.

g.

Trustee shall reserve the right to request for limited audit by independent auditor registered in Supervisory Agency for Capital Market (Bapepam) and Financial Institution and appointed by Trustee in connection with

Jakarta, 7th April 2008

I, Uki Ukanto, a sworn and authorized translator by virtue of Decree of

Governor of Jakarta No. 2238/2004, certify that the above is true and accurate English version translated from its original Indonesian text.

[Official Translation]

violation suspicion in the implementation of provision set forth in Article 12 of Agreement of Trusteeship, provided that such request shall be conducted on the basis of sufficient evidence including quarter financial statement proving/showing that there is violation in respect of such provision by the Issuer.

h.

Trustee shall reserve the right to request the Issuer preparedness report of Issuer in order to give full payment and full release the Principal amount of Bond and/or penalty (if any) within no later than 5 (five) Business days prior to the Date of Principal Bond Full Payment.

i.	Trustee shall be obliged to deliver complete information openly concerning the qualification as Trustee in the prospectus.

j.

Trustee shall be obliged to submit a report to Supervisory Agency for Capital Market and Financial Institution and Bond Holder through Stock Exchange in accordance with the prevailing provision in Capital Market area in case that the Trustee shall have knowledge with sufficient evidence that:

Jakarta, 7th April 2008

I, Uki Ukanto, a sworn and authorized translator by virtue of Decree of

Governor of Jakarta No. 2238/2004, certify that the above is true and accurate English version translated from its original Indonesian text.

[Official Translation]

i.	The Issuer has failed/violated the provision set forth in Trusteeship Agreement including the continuity of a default as regulated in article 12 of Trusteeship Agreement; or

ii.

There is any condition that may endanger the interest of Bond Holder based on the evidences generally accepted to be effective for banking industry, the issuer may be deemed as no longer capable to manage or control the most part or entire property so that materially it has negative impact of the Issuer business implementation.

k.

Trustee shall be obliged to periodically analyze and supervise the development of the issuer business management based on the financial statements and other statements related to the Issuer business area.

l.	Trustee shall be obliged to summon the Bond Holder and the Issuer and to convene General Meeting of Bond Holders (RUPO) as regulated in article 13 of Trusteeship Agreement before

Jakarta, 7th April 2008

I, Uki Ukanto, a sworn and authorized translator by virtue of Decree of

Governor of Jakarta No. 2238/2004, certify that the above is true and accurate English version translated from its original Indonesian text.

[Official Translation]

taking any action requiring General Meeting of Bond Holders (RUPO) resolutions in accordance with the provision of trusteeship agreement.

m.

Trustee shall be obliged to conduct legal actions in accordance with the provisions in the trusteeship agreement as decided by the Bond Holder in General Meeting of Bond Holders (RUPO) and shall not be allowed to take any action contradictory to the directions given by General Meeting of Bond Holders (RUPO) or General Meeting of Bond Holders (RUPO) resolution.

n.	Trustee shall be obliged to give advice and to conduct other actions commonly conducted by the trustee required by the Issuer related to the Trusteeship agreement.

o.

Trustee without having prejudiced to its liability to always be thorough, accurate, and careful, shall have right to have confidence for every document deemed as original and valid and has been signed, delivered or made by a person or persons which legally shall truly have right to represent the Issuer or Bond

Jakarta, 7th April 2008

I, Uki Ukanto, a sworn and authorized translator by virtue of Decree of

Governor of Jakarta No. 2238/2004, certify that the above is true and accurate English version translated from its original Indonesian text.

[Official Translation]

Holder or legal party appointed by the Issuer or Bond Holder concerning any and all matters according to the trusteeship agreement and/or documents as referred to in trusteeship agreement and shall not be responsible for other party of any and all consequences of such confidence.

p.

Trustee, in the event of taking any steps in order to ensure whether the default or default potency arising, shall have right to assume that there is no default or default potency arising and that the Issuer still obey and perform any and all liabilities based on the trusteeship agreement until the trustee shall have clear knowledge concerning the default or default potency supported by sufficient evidences or explicitly announced by the Issuer.

q.

Trustee shall be obliged to implement the resolution made in General Meeting of Bond Holders (RUPO) in accordance with the provision of trusteeship agreement. However, the trustee shall not responsible for the consequences

Jakarta, 7th April 2008

I, Uki Ukanto, a sworn and authorized translator by virtue of Decree of

Governor of Jakarta No. 2238/2004, certify that the above is true and accurate English version translated from its original Indonesian text.

[Official Translation]

arising based on the resolutions that have been taken in such General Meeting of Bond Holders (RUPO) unless as a result of failure or intentionality of the trustee.

r.

Trustee shall be obliged to conduct verification of Certificate of Meeting Invitation (KTUR) submitted by the Bond Holder based on the specification and Certificate of Meeting Invitation (KTUR) List issued and delivered by KSEI to Trustee in accordance with KSEI regulation and the prevailing laws and regulations.

s.

Trustee shall be obliged to deliver written promulgation concerning the termination of General Meeting of Bond Holders (RUPO) to KSEI not later than the next working day in order to revoke Bond Freezing by KSEI.

t.	In the event of the Issuer conducts any failure based on article 12 of trusteeship agreement then:

i.	Trustee shall have right of the cost liability by the Issuer by remain considering the provision of this article

Jakarta, 7th April 2008

I, Uki Ukanto, a sworn and authorized translator by virtue of Decree of

Governor of Jakarta No. 2238/2004, certify that the above is true and accurate English version translated from its original Indonesian text.

[Official Translation]

3.5., to appoint other party to act representing trustee and/or to be asked for the opinion related to trustee duty performance including to appoint law consultant, lawyer, Notary Public, Assessor Company or other third party and shall have any right to have confidence and assert to other party opinion as the basis of any action taken by the trustee.

ii.	Trustee is released by the Bond Holder from any and all liabilities or responsibilities of the action consequences on the basis of the third party opinion.

u.	To perform its duty with full responsibility, careful and shall be obliged to act wisely for the purpose of the Bond Holder best interest.

v.

Trustee shall be obliged to request the Issuer to conduct rating of Bond in accordance with the Regulation Number: IX.C.11 Attachment of Decision of the Chairman of Supervisory Agency for Capital Market and Financial Institution Number: KEP 135/BL/2006 dated 14-12-2006 (the

Jakarta, 7th April 2008

I, Uki Ukanto, a sworn and authorized translator by virtue of Decree of

Governor of Jakarta No. 2238/2004, certify that the above is true and accurate English version translated from its original Indonesian text.

[Official Translation]

fourteenth day of December two thousand six) regarding Rating of Payable Stock and its amendment and or other regulation that shall be obliged to be obeyed by the Issuer.

3.4

The Issuer shall release the trustee of and compensate the trustee of every cost and fee that has been borne by the trustee related to the claim and liability to pay some loss, penalty, cost and fee ruled by the Court by the virtue of the Decree having permanent legal force and effect related to the implementation accordingly of any right, duty and obligation of trustee conducted solely based on and in accordance with the provision of trusteeship agreement as the claim, loss, penalty, the cost and fee mentioned hereinabove shall not occur as a result of:

(i)	Failure or fault of trustee in performing its right, duty and obligation as trustee;

(ii)	There is a conflict of interest in the capacity as the issuer creditor and also trustee.

(iii)	The resignation of trustee as referred to in paragraph 3.8. point c of this article; and/or

Jakarta, 7th April 2008

I, Uki Ukanto, a sworn and authorized translator by virtue of Decree of

Governor of Jakarta No. 2238/2004, certify that the above is true and accurate English version translated from its original Indonesian text.

[Official Translation]

(iv)	The termination of trustee on the basis of the faults that have been conducted by trustee based on the provisions as referred to in trusteeship agreement.

3.5

Trustee shall be obliged to submit prior request of the Issuer of any fee, liability, and other cost whatsoever borne by the trustee arising related to the fulfillment of the Issuer liabilities based on trusteeship agreement and/or other agreements drawn related to this Bond issue including the consultant fee. If within 14 (fourteen) working days after the acceptance of such request, the Issuer is not giving any answer then the trustee shall have right to conduct any and all matters requested for the approval.

3.6

Trustee, member of Board of Directors and/or member of Board of Commissioners of Trustee shall not be allowed to have any interest both directly and indirectly with the Issuer that may influence the position and/or the implementation of right, duty or liability as the trustee unless any matters allowed by the Supervisory Agency for Capital Market and

Jakarta, 7th April 2008

I, Uki Ukanto, a sworn and authorized translator by virtue of Decree of

Governor of Jakarta No. 2238/2004, certify that the above is true and accurate English version translated from its original Indonesian text.

[Official Translation]

Financial Institution and notified to KSEI and Bond Holder subject to the prevailing laws and regulations in Capital Market area.

3.7

The appointment of trustee shall be effective as of the signing date of this trusteeship agreement and the trustee shall be obliged to perform its duty and liability as the trustee for bond as of the issue date subject to the prevailing laws and regulations until the payable total amount has been fully paid accordingly without being prejudiced to the provision contained in paragraph 3.8 and paragraph 3.13 of this article.

3.8	If one of the following matters arising then the trustee shall be dismissed as the trustee based on the trusteeship agreement:

a.	Trustee shall be wounded up by a Court or other legal entity or the trustee shall be self voluntarily wounded up or wounded up according to or based on the laws and regulations.

b.	In the event of a bankruptcy decision having permanent legal force or liquidation of the

Jakarta, 7th April 2008

I, Uki Ukanto, a sworn and authorized translator by virtue of Decree of

Governor of Jakarta No. 2238/2004, certify that the above is true and accurate English version translated from its original Indonesian text.

[Official Translation]

trustee, or a bankruptcy application submitted by the trustee, or trustee has submitted application of moratorium.

c.

Trustee shall submit written retirement letter from its position as trustee to the Issuer and shall summon General Meeting of Bond Holders (RUPO) to submit retirement letter, by mentioning the reasons, and the retirement letter shall be submitted not later than 60 (sixty) calendar days before the retirement date. However, the trustee shall be dismissed from its duty based on trusteeship agreement after this retirement letter has been well accepted by General Meeting of Bond Holders (RUPO) and during the alternate trustee has been appointed by the Issuer with General Meeting of Bond Holders (RUPO) approval and has been delivered written approval in order to meet the provisions and requirements of trusteeship agreement and has been effectively started to perform its duties.

Jakarta, 7th April 2008

I, Uki Ukanto, a sworn and authorized translator by virtue of Decree of

Governor of Jakarta No. 2238/2004, certify that the above is true and accurate English version translated from its original Indonesian text.

[Official Translation]

d.	Trustee shall be dismissed by General Meeting of Bond Holders (RUPO) as regulated in article 13 paragraph 13.1 point b of trusteeship agreement.

e.	Any and all payable total amount has been paid by the Issuer in accordance with the trusteeship agreement to the Bond Holder.

f.

Based on the request of Supervisory Agency for Capital Market and Financial Institution as set forth in the provision of article 102 paragraph 1 in conjunction with article 102 paragraph 2 point d, e, f and g of Capital Market Law in respect of the trustee.

g.

In the event of the Issuer has not paid the compensation of trustee service yet and after the trustee has submitted written payment application 3 (three) times respectively to the Issuer within 90 (ninety) calendar days then the trustee may submit retirement letter to the Issuer. The retirement letter shall be submitted 60 (sixty) calendar days after the acceptance of the retirement letter. The Issuer shall be obliged to convene General Meeting of Bond Holders (RUPO) in order to report to the Bond

Jakarta, 7th April 2008

I, Uki Ukanto, a sworn and authorized translator by virtue of Decree of

Governor of Jakarta No. 2238/2004, certify that the above is true and accurate English version translated from its original Indonesian text.

[Official Translation]

Holder concerning the retirement planning of the trustee and submit the appointment of alternate trustee that shall be prepared to have the position during the effective retirement period of trustee. Trustee shall only able to terminate its duty as the trustee based on trusteeship agreement after the retirement letter has been accepted by General Meeting of Bond Holders (RUPO). The fees spent for the purpose of General Meeting of Bond Holders (RUPO) convention shall be obliged to be borne by the Issuer. However, the Issuer shall be obliged to fully pay the payable service compensation arising as of the unpaid service compensation until the completion of trustee appointment.

3.9

Without being prejudiced in the provision of this article paragraph 3.13, in the case that the trustee is dismissed as a trustee because of one of the reasons mentioned in paragraph 3.8 of this article then the trustee shall be automatically dismissed as a party in trusteeship agreement.

Jakarta, 7th April 2008

I, Uki Ukanto, a sworn and authorized translator by virtue of Decree of

Governor of Jakarta No. 2238/2004, certify that the above is true and accurate English version translated from its original Indonesian text.

[Official Translation]

3.10

In the event of the dismissal of trustee, the Bond Holder through General Meeting of Bond Holders (RUPO) shall immediately conduct the appointment of the alternate trustee in accordance with the prevailing laws and regulations. The issuer agreed to make the beset effort in order to appoint the alternate trustee in such a way so that any time, the Bond Holder interests are represented by the trustee based on the prevailing laws and regulations.

3.11

Alternate trustee that has been legally appointed based on the prevailing laws and regulations and trusteeship agreement shall be obliged to sign an amendment and/or addendum of trusteeship agreement of which the new trustee accepts the appointment with the terms and conditions substantively similar as contained in trusteeship agreement and the new trustee shall agree and covenant to replace the legal position of trustee.

3.12

Not later than 2 (two) working days after the dismissal of trustee duties as regulated in paragraph 3.8. mentioned hereinabove, trustee shall notify to the people by posting an announcement in 1 (one) Indonesian language daily newspaper which nationally published.

Jakarta, 7th April 2008

I, Uki Ukanto, a sworn and authorized translator by virtue of Decree of

Governor of Jakarta No. 2238/2004, certify that the above is true and accurate English version translated from its original Indonesian text.

[Official Translation]

3.13

Immediately after one of the matters mentioned hereinabove arising in paragraph 3.8 off this article (except point (c), (d), and (e) of paragraph 3.8. of this article), the trustee shall be obliged to deliver responsibility of the duties and liabilities as the trustee that has been performed for the purpose of the implementation of trusteeship agreement and other agreements drawn related to this Bond Issue to General Meeting of Bond Holders (RUPO) and to report it to Supervisory Agency for Capital Market and Financial Institution and the Issuer. During the responsibility has not been well accepted by General Meeting of Bond Holders (RUPO) then the trustee shall remain legally responsible of the duties and liabilities that have been performed.

3.14

In the event of any event arising as referred to in paragraph 3.8 point (e) of this article then the trustee shall be obliged to deliver the report to the Issuer and Supervisory Agency for Capital Market and Financial Institution concerning the duties and liabilities that have been performed.

Jakarta, 7th April 2008

I, Uki Ukanto, a sworn and authorized translator by virtue of Decree of

Governor of Jakarta No. 2238/2004, certify that the above is true and accurate English version translated from its original Indonesian text.

[Official Translation]

ARTICLE 4

COMPENSATION OF TRUSTEE SERVICE

4.1

As the compensation of trustee service based on the provisions in trusteeship agreement, the Issuer shall be obliged to pay a compensation to the trustee in accordance with Trustee Letter to the Issuer dated 13-02-2008 (the thirteenth day of February two thousand eight) number:

B.042-TRY/IVB/TCS/02/2008, the original copy has been shown to me, Notary Public, which is an inseparable part of trusteeship agreement.

4.2

Value Added Tax (PPN) of trustee service compensation mentioned hereinabove shall be borne and paid by the Issuer to the trustee as compulsory collection in accordance with the tariff based on the prevailing laws and regulations.

4.3	The payment of trustee service compensation as referred to in paragraph 4.1. of this article shall be obliged to be paid by the Issuer with 1 (one) time

Jakarta, 7th April 2008

I, Uki Ukanto, a sworn and authorized translator by virtue of Decree of

Governor of Jakarta No. 2238/2004, certify that the above is true and accurate English version translated from its original Indonesian text.

[Official Translation]

payment per annum (annually) paid in advance, and the first payment of trustee service compensation shall be obliged to be paid not later than 14 (fourteen) calendar days as of the issue date and the next payment shall be obliged to be paid not later than the anniversary date of bond issue et cetera until the full payment date of bond principal.

4.4	If the compensation payment due date of trustee service that has been stipulated not on the Bank Days then the service compensation shall be accepted by the Trustee on the next Bank day.

4.5

If the Issuer fails to pay on the payment date of service compensation in this article then the Issuer, on the collection date by the trustee, shall be obliged to immediately pay the amount that is oblige to be paid added by the penalty of bond interest rate effective at that time. The penalty is calculated based on the number of expiry days with the calculation that 1 (one) year is 360 (three hundred sixty) calendar days and 1 (one) month is 30 (thirty) calendar days.

Jakarta, 7th April 2008

I, Uki Ukanto, a sworn and authorized translator by virtue of Decree of

Governor of Jakarta No. 2238/2004, certify that the above is true and accurate English version translated from its original Indonesian text.

[Official Translation]

4.6

The amount of trustee service compensation at any time is calculated on the basis of the amount of the initial bond principal issued on the issue date or circulated during the due date of payment liability of trustee service compensation. If the Issuer shall conduct buy back resulting the full payment of any and all bond then the trusteeship agreement shall be terminated and the trustee service compensation shall no longer exist.

4.7

If the trustee is dismissed before the dismissal of trustee duties in accordance with the committed period then the trustee service compensation that has been paid in the relevant year shall be returned by the trustee to the Issuer proportionally based on the number of days where the trustee shall not perform the duties in the relevant year.

ARTICLE 5

BOND REQUIREMENTS

The issuer shall commit and bind itself to the trustee as the attorney of Bond Holder (commitment and self binding is made and binding for the Issuer in respect of every Bond Holder) that the Issuer shall issue the Bond or conduct issue with the following requirements:

5.1	To issue bond named “BOND OF INDOSAT VI YEAR 2008 WITH FIXED RATE INTEREST” consisting of:

–	A-Series Bonds within 5 (five) years period as of the issue date at the amount of Rp. 760,000,000,000.00 (seven hundred sixty billion Rupiah); and

Jakarta, 7th April 2008

I, Uki Ukanto, a sworn and authorized translator by virtue of Decree of

Governor of Jakarta No. 2238/2004, certify that the above is true and accurate English version translated from its original Indonesian text.

[Official Translation]

–	B-Series Bonds within 7 (seven) years period as of the issue date at the amount of Rp. 320,000,000,000.00 (three hundred twenty billion Rupiah);

With the entire bond principal value of 1,080,000,000,000.00 (one trillion eighty billion Rupiah) and registered in KSEI Collective Custodian in accordance with the agreement of Bond Registration in KSEI.

5.2

Bond issued without Bank draft or note except Certificate of Jumbo Bond issued by the Issuer to be registered in the name of KSEI based on the agreement of Bond Registration in KSEI as the debt evidence for the purpose of Bond Holder interest through the Account Holder subject to the provisions in Capital Market area and shall be offered at the bond nominal value of 100% (one hundred percent).

Jakarta, 7th April 2008

I, Uki Ukanto, a sworn and authorized translator by virtue of Decree of

Governor of Jakarta No. 2238/2004, certify that the above is true and accurate English version translated from its original Indonesian text.

[Official Translation]

5.3	Bond Interest Rate is:

a.	For A-Series Bonds of 10.25% (ten point twenty five percent) per year;

b.	For B-Series Bonds of 10.80% (ten point eighty percent) per year;

5.4	Bond interest shall be paid by the Issuer to the Bond Holder every 3 (three) months as of the issue date by KSEI Account Holder on the payment date of bond interest as contained in the prospectus.

5.5

Bond Holder having right to obtain Bond Interest payment is the Bond Holder whose name is noted in the List of Account Holder, on 4 (four) exchange days before the payment date of bond interest unless otherwise provided by KSEI or the prevailing laws and regulations. Therefore, if there is any bond transaction before the determination date of the party having right to obtain the bond interest then the transfer assignee shall have no right of the bond interest in the relevant bond interest period.

Jakarta, 7th April 2008

I, Uki Ukanto, a sworn and authorized translator by virtue of Decree of

Governor of Jakarta No. 2238/2004, certify that the above is true and accurate English version translated from its original Indonesian text.

[Official Translation]

5.6

Bond interest is calculated based on the number of expiry days as of the issue date provided that 1 (one) month is 30 (thirty) calendar days and 1 (one) year is 360 (three hundred sixty) calendar days and shall be obliged to be paid by the Issuer to the Bond Holder through the Paying Agent every payment date of bond interest.

5.7

Since the issue date, bond is an evidence that the Issuer, legally and binding, has debt to the Bond Holder at the amount of Bond principal mentioned in the certificate of Jumbo Bond added by Bond Interest that shall be obliged to be paid based on the article 5.

The evidence of bond ownership for the Bond holder is Written Confirmation.

5.8

For Bond Holder, taxation provision shall be effective in accordance with the prevailing laws and regulations and if the issuer is obliged by the laws and regulations to deduct the tax of every payment paid by the Issuer to the Bond Holder then the Issuer through Paying Agent shall deduct the tax and pay it

Jakarta, 7th April 2008

I, Uki Ukanto, a sworn and authorized translator by virtue of Decree of

Governor of Jakarta No. 2238/2004, certify that the above is true and accurate English version translated from its original Indonesian text.

[Official Translation]

to the appointed institution to accept the payment and give the evidence of tax set off to the Bond Holder.

5.9	(a)

The payment of Bond Interest and/or full payment of bond principal and penalty (if any) shall be paid by Paying Agent in the name of the Issuer in accordance with the terms and conditions regulated in Paying Agent Agreement.

(b)

After the Issuer pays bond interest and/or fully pays the bond principal and penalty (if any) to the Paying Agent then the Issuer shall be released from the liability to pay the bond interest and/or fully pay the bond principal and the penalty (if any) to the Bond Holder.

(c)

If the Issuer has paid the bond interest and/or fully paid the bond principal and the penalty (if any) to KSEI as the Paying Agent then if there is any failure and/or negligence conducted by KSEI in order to fulfill the liabilities as the Paying Agent then the Issuer and trustee shall not responsible for the event.

Jakarta, 7th April 2008

I, Uki Ukanto, a sworn and authorized translator by virtue of Decree of

Governor of Jakarta No. 2238/2004, certify that the above is true and accurate English version translated from its original Indonesian text.

[Official Translation]

5.10

The right of Bond ownership is transferred by the account transfer of bond from one stock account to other stock account. The unit of Account Transfer of the Bond is at the value of Rp. 1.00 (one rupiah or its mutiplication).

The Issuer, trustee and Paying Agent shall be obliged to treat the Account Holder as the legal Bond Holder in order to accept the full payment of bond principal, payment of bond interest and other rights related to the bond subject to the provision of paragraph 5.18 of this article.

5.11	Custodian Bank or Stock Company that is the Account Holder may act for itself as the Bond Holder or on behalf of its customer by virtue of power of attorney of the Bond Holder.

5.12	Bond shall be fully paid with the same value as the amount of bond principal contained in Written Confirmation owned by Bond Holder on the full payment date of bond principal.

5.13	If the Issuer is not providing the sufficient fund for the payment of bond interest and/or full payment

Jakarta, 7th April 2008

I, Uki Ukanto, a sworn and authorized translator by virtue of Decree of

Governor of Jakarta No. 2238/2004, certify that the above is true and accurate English version translated from its original Indonesian text.

[Official Translation]

of bond principal after the due date of bond interest payment and/or Full Payment date of bond principal then the Issuer shall pay the penalty of the negligence to pay bond interest and/or fully pay the bond principal of 2% (two percent) per year above the bond interest rate of the payable amount.

The penalty is calculated daily (based on number of the expiry days) until the payment or full payment of the amount that shall be paid by the Issuer is paid. In order to calculate the penalty, expiry days calculation is made and 1 (one) year is 360 (three hundred sixty) calendar days and 1 (one) month is 30 (thirty) calendar days. The penalty paid by the Issuer that is the right of Bond Holder shall be given to the Bond Holder by the Paying Agent proportionally based on the amount of bond owned.

5.14	The issuer liability based on bond at any time is the valid and unconditionally and/or absolute liability of the issuer.

5.15	Bond withdrawal from Stock Account shall be only conducted with the account transfer to other Stock

Jakarta, 7th April 2008

I, Uki Ukanto, a sworn and authorized translator by virtue of Decree of

Governor of Jakarta No. 2238/2004, certify that the above is true and accurate English version translated from its original Indonesian text.

[Official Translation]

Account. The Bond withdrawal out of the Stock Account to be converted to Certificate of Bond shall not able to be conducted unless there is any cancellation of bond registration in KSEI Collective Custodian at the request of the Issuer or Trustee subject to the prevailing laws and regulations in Capital Market area and General Meeting of Bond Holders (RUPO) resolution.

5.16

After the first anniversary of Bond as of the issue date, the Issuer may conduct bond buy back from every Bond Holder subject to the provision of article 6 of Trusteeship Agreement. Of the bond bought back by the Issuer to be deposited, the Issuer may not give any vote in General Meeting of Bond Holders (RUPO), may not be counted in the presence quorum in General Meeting of Bond Holders (RUPO) and may not obtain Bond Interest. Buy back may be conducted if the Issuer is not in negligent condition of the Payable payment.

5.17	If after the final calculation has been conducted, there is a fund balance of bond interest payment and/or full payment of bond principal that is not

Jakarta, 7th April 2008

I, Uki Ukanto, a sworn and authorized translator by virtue of Decree of

Governor of Jakarta No. 2238/2004, certify that the above is true and accurate English version translated from its original Indonesian text.

[Official Translation]

able to be paid by the Paying Agent to Bond Holder as a result of any reasons whatsoever then the fund shall be obliged to be deposited by the Paying Agent for the purpose of Bond Holder interest having right of the bond interest payment and/or full payment of the bond principal. The Paying Agent shall be further released the Issuer and Trustee from the responsibility of bond interest payment and/or full payment of bond interest and/or other payment liabilities to the Bond Holder including the Full Payment of any and all claim that likely arising from the Bond Holder related to the bond interest payment and/or full payment of bond principal by the Bond Holder is not accepted.

5.18	Bond issue shall only able to be conducted after the Registration Statement is effective.

ARTICLE 6

BUY BACK

6.1

After the first anniversary of bond as of the issue date, the Issuer may conduct buy back of the immature bond both entirely and partly with market price, hereinafter shall be referred to as “buy back”. The

Jakarta, 7th April 2008

I, Uki Ukanto, a sworn and authorized translator by virtue of Decree of

Governor of Jakarta No. 2238/2004, certify that the above is true and accurate English version translated from its original Indonesian text.

[Official Translation]

buy back may be conducted if the Issuer is not in the negligent condition of the payable amount payment, provided that the buy back implementation shall not cause the Issuer to be negligent to meet the provision contained in trusteeship agreement.

6.2

Bond ownership by the Issuer and/or Affiliated Company shall be obliged to be reported by the Issuer to the trustee not later than 2 (two) working days before General Meeting of Bond Holders (RUPO) is convened. The entire bond owned by the Issuer based on the buy back and bond owned by the affiliated company may not be calculated in the presence quorum calculation in General Meeting of Bond Holders (RUPO) and shall not have any voting right in General Meeting of Bond Holders (RUPO).

6.3

In the event of the Issuer conducts buy back for a part or entire bond then the Issuer shall have any right to conduct the buy back as the full payment or as the bond bought back to be deposited and in the future or hereafter may be resold and/or imposed as full payment.

Jakarta, 7th April 2008

I, Uki Ukanto, a sworn and authorized translator by virtue of Decree of

Governor of Jakarta No. 2238/2004, certify that the above is true and accurate English version translated from its original Indonesian text.

[Official Translation]

6.4

The Issuer shall have no right to receive any bond interest payment of the bond bought back by the Issuer to be deposited and in the future or hereafter may be resold and/or imposed as the full payment.

6.5	If the Issuer has the plan of bond buy back either as the full payment or to be deposited (Treasury bond), it may be conducted with the following provision:

a.

The issuer shall be obliged to announce in 1 (one) Indonesian Language newspaper which nationally published concerning the plan of bond buy back not later than 2 (two) working days before the initial date of bond buy back offer.

b.	The announcement shall contain:

1)	The offer period of bond buy back where the Bond Holder may submit sales offer of bond owned by mentioning the price expected to the Issuer;

2)	The maximum amount of fund used for the bond buy back and the maximum price target of bond buy back;

3)	The payment date of bond buy back shall be not later than 2 (two) working days as of the termination date of the offer period of bond buy back.

Jakarta, 7th April 2008

I, Uki Ukanto, a sworn and authorized translator by virtue of Decree of

Governor of Jakarta No. 2238/2004, certify that the above is true and accurate English version translated from its original Indonesian text.

[Official Translation]

4)	The Bond Holder submitting the sales offer to the Issuer in the offer period shall be obliged to attach:

–	Written Confirmation of KSEI concerning the bond amount that shall be sold which account may not be transferred between Stock Account until the payment date of bond buy back;

–	Identity card during conducting sales offer;

–

Statement that the bond that shall be sold by the Bond Holder to the Issuer is Full Paymentd of any and all disputes/claims/bonds/guarantees and may not be sold and purchased by the Bond Holder so that the bond may not be transferred between Stock Account until the payment date of bond buy back.

5)	The Issuer shall conduct bond buy back from the lowest price offered by the Bond Holder (however, sales offer of Bond Holder that is not the affiliated company shall be the

Jakarta, 7th April 2008

I, Uki Ukanto, a sworn and authorized translator by virtue of Decree of

Governor of Jakarta No. 2238/2004, certify that the above is true and accurate English version translated from its original Indonesian text.

[Official Translation]

priority) in the offer period of bond buy back, provided that if there are some Bond Holders conducting offer with the same price and the amount of bond offered by the Bond Holder has beyond the maximum fund amount or bond buy back fund balance then the Issuer shall buy the bond proportionally in respect of such bond.

6)

The Issuer shall have no obligation to buy any and all bond offered by the Bond Holder to be bought back in the offer period of bond buy back if the price of sales offer offered by the Bond Holder is beyond the price target expected by the Issuer as mentioned in point 2) of this article;

7)

If the Issuer annul the buy back then the Issuer shall be obliged to announce in 1 (one) Indonesian language daily newspaper which nationally published concerning the annulment completed with the reasons not later than the last day of offer period of bond buy back.

c.	The Issuer shall be obliged to maintain the confidentiality to any parties whosoever of any

Jakarta, 7th April 2008

I, Uki Ukanto, a sworn and authorized translator by virtue of Decree of

Governor of Jakarta No. 2238/2004, certify that the above is true and accurate English version translated from its original Indonesian text.

[Official Translation]

and all information concerning bond sales offer that has been delivered by the Bond Holder during the offer period of bond buy back.

d.

Not later than 2 (two) working days as of the bond buy back implementation as mentioned hereinabove then the Issuer shall be obliged to announce concerning the bond buy back in 1 (one) Indonesian language daily newspaper which nationally published. The following matters shall be contained in the announcement:

–	The nominal amount of the bond bought back by explaining the bond nominal amount that has been fully paid and/or bond nominal amount bought back to be deposited;

–	The limitation of the lowest price until the highest price that has been conducted.

e.

The Issuer shall be obliged to report to the trustee in 1 (one)working day period as of the bond buy back implementation, and to Supervisory Agency for Capital Market and Financial Institution, Stock Exchange and KSEI not later than 2 (two) working days as of the buy back implementation.

Jakarta, 7th April 2008

I, Uki Ukanto, a sworn and authorized translator by virtue of Decree of

Governor of Jakarta No. 2238/2004, certify that the above is true and accurate English version translated from its original Indonesian text.

[Official Translation]

f.

In addition to the provision as referred to in point e mentioned hereinabove, the Issuer shall also oblige to deliver to the Supervisory Agency for Capital Market and Financial Institution concerning any and all sales offer documents that have been delivered by the Bond Holder during the offer period of bond buy back not later than 2 (two) working days as of the bond buy back has been finished to be conducted.

6.6	The Issuer may conduct bond buy back without posting any announcement as referred to in paragraph 6.5 of this article with the following provision:

a.	The amount of buy back is not more than 5% (five percent) of the payable bond amount for every transaction in 1 (one) year period.

b.	The bond bought back is not owned by affiliated company.

c.	The bond bought back shall only be deposited which it may be resold in the future.

For the bond buy back as referred to in this paragraph, the Issuer shall be obliged to report to the trustee in 1 (one) working day period as of the bond buy back implementation, and to the Supervisory

Jakarta, 7th April 2008

I, Uki Ukanto, a sworn and authorized translator by virtue of Decree of

Governor of Jakarta No. 2238/2004, certify that the above is true and accurate English version translated from its original Indonesian text.

[Official Translation]

Agency for Capital Market and Financial Institution not later than 2 (two) working days as of the bond buy back.

6.7

The Issuer shall be obliged to report to the trustee and KSEI concerning the bond owned by the Issuer to be deposited within 5 (five) exchange days period before the payment date of bond interest or 1 (one) exchange day before the registration date of Bond Holder having right of the bond interest subject to KSEI regulation.

6.8

If based on paragraph 6.3 of this article the Issuer conducts buy back of the entire or part of the bond and impose the entire or part of buy back as the full payment then the Issuer shall be obliged to report the event to the Supervisory Agency for Capital Market and Financial Institution, Trustee, KSEI and Stock Exchange not later than 2 (two) working days before the full payment date. Provided that if the Issuer conducts buy back of the entire bond as the full payment, then the Issuer shall be obliged to announce it in 1 (one) Indonesian language daily newspaper which nationally published not later than 2

Jakarta, 7th April 2008

I, Uki Ukanto, a sworn and authorized translator by virtue of Decree of

Governor of Jakarta No. 2238/2004, certify that the above is true and accurate English version translated from its original Indonesian text.

[Official Translation]

(two) working days after the full payment date mentioned hereinabove and the trusteeship agreement shall be terminated.

6.9	The bond that has been fully paid related to paragraph 6.3 of this article shall be annulled and shall not able to be issued or resold without necessary to be stated in any deed whatsoever.

6.10

In the event of the bond is partially repaid then the Issuer shall deliver the new Certificate of Jumbo Bond to KSEI to be exchanged with the old Certificate of Jumbo Bond on the same day with partial repayment date of the bond, with the payable bond principal amount deducted by the bond amount that has been partially repaid.

ARTICLE 7

GUARANTEE

This bond is not guaranteed or secured by special security in the form of object or income or other assets owned by the Issuer in any form whatsoever and it is not guaranteed by other party whosoever. Any and all properties of the Issuer both movable and immovable, either has been

Jakarta, 7th April 2008

I, Uki Ukanto, a sworn and authorized translator by virtue of Decree of

Governor of Jakarta No. 2238/2004, certify that the above is true and accurate English version translated from its original Indonesian text.

[Official Translation]

existing or shall be existing in the future except the Issuer assets that has been specially guaranteed to its creditors to be a guarantee for any and all debt of the Issuer to all its creditors who are not specially guaranteed or without any special right including this bond in pari passu manner based on trusteeship agreement in accordance with article 1311 and 1132 of Civil Code.

ARTICLE 8

BOND HOLDER ATTORNEY TO THE TRUSTEE

8.1

Since the issue date, every Bond Holder shall comply and abide the trusteeship agreement to agree and covenant to any and all actions that have been conducted by the trustee related to the preparation and signing of trusteeship agreement and to approve for and hereby now hereinafter as the time being together authorize the trustee without any delivery of the new power of attorney specially required from the Bond Holder in exercising any and all rights of the Bond Holder without any exception based on the bond, subject to the trusteeship agreement and any and all documents and agreements related to the agreements including to implement or protect the interest of every Bond Holder before the court

Jakarta, 7th April 2008

I, Uki Ukanto, a sworn and authorized translator by virtue of Decree of

Governor of Jakarta No. 2238/2004, certify that the above is true and accurate English version translated from its original Indonesian text.

[Official Translation]

institution including commercial court or before the arbitration hearing. Therefore, the bond holder is represented by the trustee as the party in trusteeship agreement, and any and all documents and agreements related to the agreement completed with the attachments and amendments executed hereinafter of the agreements and as the party implementing or protecting the interest of every Bond Holder before the court institution including commercial court or before the arbitration hearing.

8.2

Subject to the prevailing laws and regulations including but not limited to the laws and regulations in capital market area, this attorney and any and all other attorneys authorized in and based on the trusteeship agreement, Acknowledgment of Indebtedness, and other agreements drawn related to the agreements are the significant and inseparable part of the trusteeship agreement so that the attorneys may not be terminated because of any reasons whatsoever including because of the reasons regulated in article 1813, 1814 and 1816 of Civil Code.

Jakarta, 7th April 2008

I, Uki Ukanto, a sworn and authorized translator by virtue of Decree of

Governor of Jakarta No. 2238/2004, certify that the above is true and accurate English version translated from its original Indonesian text.

[Official Translation]

8.3

During the existence of the Bond Holder, trusteeship agreement shall fully effective as the perfect evidence concerning the authorization from the Bond Holder to the Trustee as referred to in trusteeship agreement.

8.4

The authorization from the Bond Holder to the trustee as referred to in trusteeship agreement including the authority to conduct any amendment of trusteeship agreement for any and all matters decided in General Meeting of Bond Holders (RUPO) and approved by the Issuer.

ARTICLE 9

FULL PAYMENT OF BOND PRINCIPAL

9.1

Subject to the provision in article 5 and article 6 of trusteeship agreement, the Issuer shall be obliged to pay the full payment of bond principal on the fifth anniversary date as of the issue date for A-Series Bonds and the seventh anniversary date as of the issue date for B-Series Bonds.

9.2	The Bond principal shall be paid by the Issuer to the Bond Holder through Paying Agent on the date as

Jakarta, 7th April 2008

I, Uki Ukanto, a sworn and authorized translator by virtue of Decree of

Governor of Jakarta No. 2238/2004, certify that the above is true and accurate English version translated from its original Indonesian text.

[Official Translation]

referred to in paragraph 9.1. of this article and the payment to the Paying Agent in accordance with the provisions of trusteeship agreement shall be deemed as the full payment to the Bond Holder of the payable and mature bond principal and shall release the Issuer from the liability to pay the relevant bond principal in the event of any reasons whatsoever exclude the faults of the Issuer, the payment of bond principal shall not able to be given to the Bond Holder.

ARTICLE 10

STATEMENT AND TRUSTEE GUARANTEE

Trustee shall declare and guarantee that the following matters are correct:

10.1	The trustee shall have right and authority to act as the trustee.

10.2	The trustee shall bind itself to perform its duties and or liabilities as the trustee with full commitment, integrity and to act wisely solely for the interest of Bond Holder.

Jakarta, 7th April 2008

I, Uki Ukanto, a sworn and authorized translator by virtue of Decree of

Governor of Jakarta No. 2238/2004, certify that the above is true and accurate English version translated from its original Indonesian text.

[Official Translation]

10.3

The trustee shall responsible to the Bond Holder for every loss suffered as a result of any negligence, indecent of the trustee or any actions resulting from the conflict of interest related to the trustee duties as set forth in trusteeship agreement.

10.4	On the signing date of this trusteeship agreement, articles of association of the trustee as defined in the comparison of this deed.

In addition to State Gazettes and such Deed mentioned hereinabove until the signing date of trusteeship agreement in this deed, there shall be no other deeds or documents containing the amendment of articles of association of the trustee.

10.5	On the signing date of this trusteeship agreement, the members of Board of Directors of the trustee and Board of Commissioners of the trustee is as follows:

BOARD OF DIRECTORS:

President Director	:	Mister SOFYAN BASIR;

Finance Director	:	Mister ABDUL SALAM, Bachelor OF Economics;

Consumer Banking Director	:	Mister AGUS TONI SOETIRTO;

Jakarta, 7th April 2008

I, Uki Ukanto, a sworn and authorized translator by virtue of Decree of

Governor of Jakarta No. 2238/2004, certify that the above is true and accurate English version translated from its original Indonesian text.

[Official Translation]

Operational Director	:	Mister EY SARWONO SOEDARTO Bachelor of Science;

Director of Small and Middle Micro Business	:	Mister SULAIMAN ARIF ARIANTO, Bachelor of Engineering;

General Business Director	:	Mister SUDARYANTO SUDARGO, Bachelor of Engineering;

Director of Administration Credit and Credit Risk Analysis	:	Mistress LENNY SUGIHAT, Bachelor of Engineering, Master of Business Administration;

Compliance Director	:	Mister BAMBANG SOEPENO, Bachelor of Engineering, Master of Business Administration;

Director	:	Mister SUPRAJARTO, Bachelor of Science;

Director	:	Mister ASMAWI SYAM, Bachelor of Science;

BOARD OF COMMISONERS:

President Commissioner/Independent

Jakarta, 7th April 2008

I, Uki Ukanto, a sworn and authorized translator by virtue of Decree of

Governor of Jakarta No. 2238/2004, certify that the above is true and accurate English version translated from its original Indonesian text.

[Official Translation]

Commissioner	:	Mister Doctor Haji BUNASOR SANIM, Bachelor of Engineering, Master of Science;

Commissioner	:	Mister Doctor AGUS PAKPAHAN, Bachelor of Engineering;

Commissioner	:	Mister AGUS SUPRIJANTO;

Commissioner	:	Mister SAIFULLAH YUSUF;

Independent Commissioner	:	Mister Insinyur BANGUN SARWITO KUSMULJONO;

Independent Commissioner	:	Mistress Doctoranda AVILIANI, Master of Sains;

Independent Commissioner	:	Mister BARIDJUSSALAM HADI, Bachelor of Economics;

10.6

That for the preparation of the trusteeship agreement, the trustee has obtained an approval as required in the articles of association of the trustee and the prevailing laws and regulations to the trustee.

Jakarta, 7th April 2008

I, Uki Ukanto, a sworn and authorized translator by virtue of Decree of

Governor of Jakarta No. 2238/2004, certify that the above is true and accurate English version translated from its original Indonesian text.

[Official Translation]

10.7

The preparation of trusteeship agreement and any and all documents made related to the trusteeship agreement has been made accordingly by the trustee according to the prevailing laws requirement and has been signed accordingly on behalf of the trustee and shall be a valid and binding obligation for the trustee in accordance with the prevailing laws and regulations in Indonesia.

10.8	The persons signing the trusteeship agreement on behalf of the trustee are the persons having right and full authority to act for and on behalf of and shall be valid representing the trustee.

10.9	That during the signing of trusteeship agreement, the trustee shall not give any loan to the Issuer.

10.10

The trustee hereby declares to be fully responsible for the statement and guarantee given by the trustee in trusteeship agreement and therefore hereby the trustee shall release the Issuer related to the statement and guarantee given by the trustee in trusteeship agreement.

Jakarta, 7th April 2008

I, Uki Ukanto, a sworn and authorized translator by virtue of Decree of

Governor of Jakarta No. 2238/2004, certify that the above is true and accurate English version translated from its original Indonesian text.

[Official Translation]

ARTICLE 11

RESTRICTIONS FOR

AND OBLIGATIONS OF THE ISSUER

11.1

As of the agreement date and during any and all bond principal and bond interest have not been fully paid, the Issuer shall commit and bind itself that the Issuer and as the relevancy, the Material Subsidiary (the said Material Subsidiary is the Subsidiary which assets have reached minimum 10% (ten percent) of the total assets of the Issuer based on the last financial statement of the Issuer or which income have reached minimum 10% (ten percent) of the total income of the Issuer in the last financial statement of the Issuer, whichever is lower), without any written approval of the trustee, shall not conduct the following matters:

(a)

To guarantee and/or pledge either the part or entire properties of the Issuer and/or grant permit and/or give an approval to the Subsidiary to guarantee and/or pledge either the part or entire properties of the Subsidiary, right of the income of the Issuer and/or Subsidiary, either have been existing and shall be obtained in the future or hereafter, to the third party

Jakarta, 7th April 2008

I, Uki Ukanto, a sworn and authorized translator by virtue of Decree of

Governor of Jakarta No. 2238/2004, certify that the above is true and accurate English version translated from its original Indonesian text.

[Official Translation]

whosoever, unless the guarantee grant or pledge action that is the allowed security and Guarantee.

(b)	To grant a corporate guarantee or material permit to Subsidiary (as mentioned hereinabove) to grant the corporate guarantee to other party, unless:

(i)	The corporate guarantee is the allowed security and guarantee; and/or

(ii)

The corporate guarantee is granted to guarantee the debt/liability of the Subsidiary conducted based on the natural and common business practice and the amount of liability/debt guaranteed at any time cumulatively shall not exceed 10% (ten percent) of the Adjusted Consolidation Capital; and/or

(iii)	The corporate guarantee is granted to guarantee the debt of Subsidiary established related to the plan of debenture issue in foreign currency by the Subsidiary.

Jakarta, 7th April 2008

I, Uki Ukanto, a sworn and authorized translator by virtue of Decree of

Governor of Jakarta No. 2238/2004, certify that the above is true and accurate English version translated from its original Indonesian text.

[Official Translation]

(c)

To conduct merger, consolidation, takeover with or in respect of other company resulting the winding up of the Issuer or having negative impact to the business continuation of the Issuer or to grant permit to the Subsidiary run in Core business activity of the Issuer to conduct merger, consolidation and/or takeover with other company resulting the winding up of the Subsidiary or shall have negative impact to the Subsidiary business continuation unless for the purpose of Restructured Activity of the Issuer.

(d)	To give debt or loan to other party whosoever, unless related to the allowed receivable.

(e)	To sell, assign or transfer either the part of or entire assets or core business activity of the Issuer, unless:

(i)	For the purpose of restructured activity of the Issuer; or

(ii)	Sales, assignment, or transfer of assets conducted in 1 (one) consolidated transaction which in 1 (one) current year is not exceed than 10% (ten percent) of the

Jakarta, 7th April 2008

I, Uki Ukanto, a sworn and authorized translator by virtue of Decree of

Governor of Jakarta No. 2238/2004, certify that the above is true and accurate English version translated from its original Indonesian text.

[Official Translation]

entire assets, has remain consolidation orderly based on the last consolidation financial statement of the Issuer that has been audited and as it shall not affect the core business activity of the Issuer.

(f)	To conduct bond expenses or other debt instrument having higher position or the payment is the first priority than the bond subject to the allowed security and guarantee.

(g)	To conduct any changing of the Issuer business area to business area out of the telecommunication and informatics sector.

11.2	The grant of written approval as referred to in paragraph 11.1 of this article shall be granted by the trustee with the following provisions:

(a)	Proposal for the approval shall not be rejected without any logical and clear reasons.

(b)

The trustee shall be obliged to grant any approval, refusal or requesting additional data/other supporting documents within 7 (Seven) working days period after the proposal and its supporting documents have been completely

Jakarta, 7th April 2008

I, Uki Ukanto, a sworn and authorized translator by virtue of Decree of

Governor of Jakarta No. 2238/2004, certify that the above is true and accurate English version translated from its original Indonesian text.

[Official Translation]

accepted by the trustee and if within the 7 (seven) working days period the Issuer is not accept any approval, refusal or request of additional data/other supporting documents from the trustee then the trustee shall be deemed as granting its approval; and

(c)

If the trustee requests additional data/other supporting documents then the approval or refusal shall be obliged to be granted by the trustee within 10 (ten) working days after the data/other supporting documents have been completely accepted by the trustee and if within the 10 (ten) working days the Issuer is not accept any approval or refusal from the trustee then the trustee shall be deemed as granting the approval.

11.3	As of the trusteeship agreement date and during any and all bond principal and bond interest have not been fully paid, the Issuer shall commit and bind itself that the Issuer shall:

(a)	Meet any and all provisions in trusteeship agreement and other agreement related to this bond issue.

Jakarta, 7th April 2008

I, Uki Ukanto, a sworn and authorized translator by virtue of Decree of

Governor of Jakarta No. 2238/2004, certify that the above is true and accurate English version translated from its original Indonesian text.

[Official Translation]

(b)

Pay-in the required amount of money for bond interest payment and/or bond principal full payment which due date shall be not later than 1 (one) exchange day (in good fund) before the payment date of bond interest and/or the full payment date of bond principal to KSEI account.

(c)

Pay the penalty of the payment negligence of 2% (two percent) above the effective bond interest rate of the payable amount and negligent to be paid. The amount of penalty is calculated daily provided that 1 (one) year is 360 (three hundred sixty) calendar days and 1 (one) month is 30 (thirty) calendar days and until the effective full payment of the penalty amount mentioned hereinabove. The penalty paid by the Issuer which is the right of bond holder shall be paid to the bond holder proportionally based on the bond owned.

(d)

Maintain the position of the Issuer and Subsidiary as the limited liability company and legal entity (unless for the purpose of restructured activity of the Issuer) and significant permit currently owned by the Issuer and Subsidiary and immediately proposing the permits if the permits are terminated or required to run the business.

Jakarta, 7th April 2008

I, Uki Ukanto, a sworn and authorized translator by virtue of Decree of

Governor of Jakarta No. 2238/2004, certify that the above is true and accurate English version translated from its original Indonesian text.

[Official Translation]

(e)

Maintain the accountancy system and cost supervision in accordance with accountancy principal and other sufficient notes to accurately describe the financial condition of the Issuer, Subsidiary and operation result and they shall be applied consistently.

(f)

Immediately notify the trustee in respect of every significant event or condition of the Issuer and/or Subsidiary which may have material impact of the liability fulfillment of the Issuer for the purpose of the bond issue and full payment.

(g)	Give written notification to the trustee not later than 2 (two) working days after the following events arising:

(i)

The resolution of General Shareholders Meeting related to the amendment of article of association or the restructured of Board of Directors and Board of Commissioners of the Issuer and Subsidiary, dividend subscription to the Issuer shareholders;

Jakarta, 7th April 2008

I, Uki Ukanto, a sworn and authorized translator by virtue of Decree of

Governor of Jakarta No. 2238/2004, certify that the above is true and accurate English version translated from its original Indonesian text.

[Official Translation]

(ii)

Criminal case, civil case, administration case and employment case involving the Issuer and Subsidiary which materially may influence the ability of the Issuer/Subsidiary in performing and obeying its obligation based on any and all issue documents.

(h)

To ensure that the payment liability by the Issuer to the Bond Holder according to trusteeship agreement at any time shall have the same position (in pari passu) with the liability to all other creditors unless the liability to the preference creditor.

(i)	Deliver to the trustee:

(i)

Copy of the reports submitted to Supervisory Agency and Financial Institution, stock exchange where the shares, American Depository Shares, or bond of the Issuer registered and KSEI within not later than 2 (two) working days period after the reports are submitted to the parties mentioned hereinabove;

(ii)	Copy of Deeds proven that there is any amendment of articles of association and

Jakarta, 7th April 2008

I, Uki Ukanto, a sworn and authorized translator by virtue of Decree of

Governor of Jakarta No. 2238/2004, certify that the above is true and accurate English version translated from its original Indonesian text.

[Official Translation]

restructured of the member of Board of Directors/Board of Commissioners of the Issuer and/or Subsidiary not later than 14 (fourteen) working days as of the amendment is effective;

(iii)

Annual Consolidation Financial Statement that has been audited by public accountant registered in Supervisory Agency for Capital Market and Financial Institution not later than within 120 (one hundred twenty) calendar days after the termination date of the issuer book;

(iv)	Quarter Consolidation Financial Statement submitted together with the submission of statement to Supervisory Agency for Capital Market and Financial Institution, Stock Exchange or not later than:

–	30 (thirty) calendar days after the quarter book period of the Issuer is terminated, if it is not completed with accountant statement; or

–	60 (sixty) calendar days after the quarter book period of the Issuer is terminated, if it is completed with accountant statement for the purpose of limited study; or

Jakarta, 7th April 2008

I, Uki Ukanto, a sworn and authorized translator by virtue of Decree of

Governor of Jakarta No. 2238/2004, certify that the above is true and accurate English version translated from its original Indonesian text.

[Official Translation]

–

90 (ninety) calendar days after the quarter book period of the Issuer is terminated, if it is completed with accountant statement giving opinion concerning the naturalness of financial statement generally;

(j)

To maintain the properties of the Issuer and Subsidiary to remain be in a good condition and always insures to the good reputation insurance company with terms and conditions that commonly conducted by the Issuer and commonly effective in the similar business area.

(k)

To grant permit to the trustee for, during the working days and working hours, conducting direct visit to the Issuer and the financial note as not contradictory with the prevailing regulation, with prior notice to the Issuer submitted not later than 3 (three) working days before the visit.

(l)	Meet financial liabilities based on consolidation financial statement of the Issuer and Subsidiary as follows:

Jakarta, 7th April 2008

I, Uki Ukanto, a sworn and authorized translator by virtue of Decree of

Governor of Jakarta No. 2238/2004, certify that the above is true and accurate English version translated from its original Indonesian text.

[Official Translation]

(i)

To maintain the comparison between total loan with the equity shall be not exceed 1.75 : I (one point seventy five proportionate with one)as set forth in every quarter consolidation financial statement;

(ii)	To maintain the comparison between EBITDA and loan interest payment shall be not less than 3 : 1 (three proportionate with one) as set forth in every audited annual consolidation financial statement;

(iii)	To maintain the comparison between the totaling of loan and procurement debt to the supplier of EBITDA shall be not exceed 3.5 : 1 (three point five proportionate with one);

As set forth in every audited annual consolidation financial statement;

(iv)	To maintain the minimum adjusted consolidation capital for every time during the payable amount has not been fully paid, not less than Rp. 5,000,000,000,000.00 (five trillion rupiah).

Jakarta, 7th April 2008

I, Uki Ukanto, a sworn and authorized translator by virtue of Decree of

Governor of Jakarta No. 2238/2004, certify that the above is true and accurate English version translated from its original Indonesian text.

[Official Translation]

Equity means the account of equity number in consolidation balance sheet of the Issuer.

Procurement Debt to the Supplier means the account of procurement debt amount in consolidation balance sheet of the Issuer.

(m)

To conduct rating of the bond in accordance with the regulation number : IX.C.11 Attachment of Decision of the Chairman of Capital Market Supervisory Agency dated 14-12-2006 (the fourteenth day of December two thousand six) regarding the Rating of Payable Stock and its amendment and or other regulation that shall be obliged to be obeyed by the Issuer.

Article 12

DEFAULT AND LEGAL CONSEQUENCE

12.1

In the event of one of the conditions or events mentioned in paragraph 12.5 of this article arising and the condition and event has been arising for 15 (fifteen) working days after the written reprimand has been accepted from the trustee without any improvement effort started to be implemented by the Issuer in order to eliminate such event, then:

Jakarta, 7th April 2008

I, Uki Ukanto, a sworn and authorized translator by virtue of Decree of

Governor of Jakarta No. 2238/2004, certify that the above is true and accurate English version translated from its original Indonesian text.

[Official Translation]

a.

The trustee shall have right to notify the event to the bond holder through 1 (one) Indonesian language daily newspaper which nationally published and 1 (one) Indonesian language daily newspaper which at least locally published in the domicile place of the Issuer.

b.	The trustee shall have right to declare that as a result, any and all payable amount at once become mature and may be collected; and

c.

The trustee shall also, based on its consideration, have right to summon General Meeting of Bond Holders (RUPO) according to the provision and procedure in trusteeship agreement and in the said General Meeting of Bond Holders (RUPO), the trustee shall inquire the Issuer to give explanation related to such negligence.

12.2

If General Meeting of Bond Holders (RUPO) shall not able to accept the explanation and the reasons expressed by the Issuer, or if the Issuer may not give any explanation whatsoever to General Meeting of Bond Holders (RUPO) then General Meeting of Bond Holders (RUPO) shall be able, at the same time, to determine the steps that shall be taken to the Issuer related to the bond.

Jakarta, 7th April 2008

I, Uki Ukanto, a sworn and authorized translator by virtue of Decree of

Governor of Jakarta No. 2238/2004, certify that the above is true and accurate English version translated from its original Indonesian text.

[Official Translation]

12.3

If General Meeting of Bond Holders (RUPO) decided that the trustee shall conduct legal actions to force the debt collection to the Issuer then the trustee, within the time specified in General Meeting of Bond Holders (RUPO) resolution, shall submit the claim for payment and conduct legal actions related to the collection to the Issuer.

12.4

Any and all cost related to summon action and convention of General Meeting of Bond Holders (RUPO), and legal action conducted related to the default shall be borne by and shall be obliged to be reimbursed by the Issuer.

12.5	The default as referred to in paragraph 12.1. of this article shall include one or more events or condition as follows:

a.	The issuer negligent to pay bond interest on the payment date of bond interest and/or fully pay the bond principal on the full payment date of bond principal to the bond holder; or

Jakarta, 7th April 2008

I, Uki Ukanto, a sworn and authorized translator by virtue of Decree of

Governor of Jakarta No. 2238/2004, certify that the above is true and accurate English version translated from its original Indonesian text.

[Official Translation]

b.

The issuer negligent to implement or obey one or more provisions in trusteeship agreement which materially have negative impact to the ability of the issuer to meet its obligations in trusteeship agreement;

c.	The issuer is wounded up (in addition to the winding up of as a result of merger) or declared as bankrupt; or

d.

If the Court or the authorized government institution, with any methods whatsoever, has seized or takeover the entire or most of the Issuer properties or has taken any actions obstructing the Issuer to run most of or the entire business so that it may materially influence the Issuer ability to meet its obligations in trusteeship agreement; or

e.

If most of the rights, permits and other approvals of Government of Republic of Indonesia owned by the issuer and/or subsidiary are annulled and declared as not valid, or the issuer and/or subsidiary shall not obtain any permit or approval required by the prevailing

Jakarta, 7th April 2008

I, Uki Ukanto, a sworn and authorized translator by virtue of Decree of

Governor of Jakarta No. 2238/2004, certify that the above is true and accurate English version translated from its original Indonesian text.

[Official Translation]

law provision, which materially have negative impact of the continuation of the issuer business and materially have influenced the issuer ability to meet the obligations determined in trusteeship agreement; or

f.

If the information and guarantee of the issuer concerning the corporate condition or status or the issuer financial condition is materially incompatible with the reality or not true, including the statement and guarantee of the issuer as referred to in article 15 of trusteeship agreement; or

g.

If the issuer and/subsidiary has declared as negligent related to the debt agreement between the issuer and/or subsidiary with one of the creditor, both has been existing or shall be existing in the future or hereafter, at the equal facility number with or higher than 10% (ten percent) of the revenue or 20% (twenty percent) of the issuer equity, of which lower; or

h.	The issuer or subsidiary based on the court instruction having legal force shall be obliged

Jakarta, 7th April 2008

I, Uki Ukanto, a sworn and authorized translator by virtue of Decree of

Governor of Jakarta No. 2238/2004, certify that the above is true and accurate English version translated from its original Indonesian text.

[Official Translation]

to pay an amount of fund to the third party which if it is paid then it shall materially influence the ability of the issuer to meet the obligations determined in trusteeship agreement.

12.6

By waiving every provision in this trusteeship agreement regulating otherwise, the trustee shall have right to declare a default and therefore declare that any and all payable amount shall be mature and at once in the event of default as referred to in paragraph 12.5 point (c), (d) and/or (f), and to take other legal actions related to such matter mentioned in this article.

Article 13

GENERAL MEETING OF BOND HOLDER

For the purpose of General Meeting of Bond Holders (RUPO) convention, the required quorum, voting right and decision making, the following provision shall be effective without having prejudiced to the provision in Capital Market Regulation and other prevailing laws and regulationss provision in Capital Market area and Stock Exchange regulation where the bond is registered:

Jakarta, 7th April 2008

I, Uki Ukanto, a sworn and authorized translator by virtue of Decree of

Governor of Jakarta No. 2238/2004, certify that the above is true and accurate English version translated from its original Indonesian text.

[Official Translation]

13.1	General Meeting of Bond Holders (RUPO) shall be convened at any time according to the provisions of this article, such as for the following purposes:

a.	To deliver the notification to the Issuer or trustee or to give guidelines to the trustee to take other actions.

b.	To dismiss the trustee and appoint the alternate trustee in accordance with the provisions of trusteeship agreement.

c.

To take other actions authorized to be taken from or on behalf of bond holder including but not limited to amend the trusteeship agreement subject to the provisions in trusteeship agreement and the prevailing laws and regulations.

d.

To make decision related to the change of bond interest rate, the change of procedure of bond interest payment and/or bond principal including the change of bond to the Issuer equity, the change of bond period and amendment of trusteeship agreement for the purpose of such changes mentioned hereinabove, of which the

Jakarta, 7th April 2008

I, Uki Ukanto, a sworn and authorized translator by virtue of Decree of

Governor of Jakarta No. 2238/2004, certify that the above is true and accurate English version translated from its original Indonesian text.

[Official Translation]

provision of such changes mentioned hereinabove shall only able to be requested by the Issuer if the Issuer is in negligent condition as referred to in article 12 of the trusteeship agreement.

e.

To make the required decision related to the purpose of the issuer or bond holder representing at least 20% (twenty percent) of the payable bond principal in order to conduct the annulment of bond registration in KSEI in accordance with Capital Market Regulation and KSEI.

f.	To make decision regarding force majeure in the event of the agreement between the issuer and trustee is not reached.

g.	To take other actions required for the interest of bond holder based on the provision of trusteeship agreement and/or prevailing laws and regulations.

h.	To make decision related to the default as referred to in article 12 of trusteeship agreement.

Jakarta, 7th April 2008

I, Uki Ukanto, a sworn and authorized translator by virtue of Decree of

Governor of Jakarta No. 2238/2004, certify that the above is true and accurate English version translated from its original Indonesian text.

[Official Translation]

13.2	Subject to the prevailing regulation in Capital Market area, General Meeting of Bond Holders (RUPO) may be convened if:

a.

One or more bond holders representing at least 20% (twenty percent) of the payable bond principal (exclude the bond amount owned by the issuer and/or affiliated company) shall submit written proposal to the trustee in order to convene General Meeting of Bond Holders (RUPO) by containing the event proposed and attaching the original copy of Certificate of Meeting Invitation (KTUR) of KSEI obtained through Account Holder and presented the original copy of Certificate of Meeting Invitation (KTUR) to the trustee, unless otherwise provided by the trustee, provided that as of the issue of Certificate of Meeting Invitation (KTUR), the bond shall be freeze by KSEI, an amount of bond contained in Certificate of Meeting Invitation (KTUR).

The revocation of bond freezing by the KSEI shall only able to be conducted after obtaining written approval from the trustee.

Jakarta, 7th April 2008

I, Uki Ukanto, a sworn and authorized translator by virtue of Decree of

Governor of Jakarta No. 2238/2004, certify that the above is true and accurate English version translated from its original Indonesian text.

[Official Translation]

b.	The trustee or Supervisory Agency for Capital Market and Financial Institution or the issuer shall deem as necessary to convene General Meeting of Bond Holders (RUPO).

13.3.	a.

The trustee shall conduct summon for General Meeting of Bond Holders (RUPO) and convene General Meeting of Bond Holders (RUPO) not later than 30 (thirty) calendar days as of the acceptance of the application. In the event of the trustee rejects the application of the bond holder or the issuer to convene General Meeting of Bond Holders (RUPO) then the trustee shall give written notification containing the reasons to the applicant with copies for Supervisory Agency for Capital Market and Financial Institution not later than 21 (twenty one) calendar days after the acceptance of application.

b.

The trustee shall be obliged to deliver General Meeting of Bond Holders (RUPO) plan not later than 7 (seven) calendar days before General Meeting of Bond Holders (RUPO) summon and deliver the result of General Meeting of Bond

Jakarta, 7th April 2008

I, Uki Ukanto, a sworn and authorized translator by virtue of Decree of

Governor of Jakarta No. 2238/2004, certify that the above is true and accurate English version translated from its original Indonesian text.

[Official Translation]

.	Holders (RUPO) not later than 2 (two) calendar days after General Meeting of Bond Holders (RUPO) is convened to Supervisory Agency for Capital Market and Financial Institution.

13.4	General Meeting of Bond Holders (RUPO) procedure:

a.	General Meeting of Bond Holders (RUPO) may be convened in the issuer domicile or other places where the bond is registered or agreed by the issuer and trustee.

b.

General Meeting of Bond Holders (RUPO) summon shall be obliged to be conducted 2 (two) times and posted at least in 2 (two) Indonesian language newspaper which nationally published provided that the first summon shall be conducted 14 (fourteen) working days before the General Meeting of Bond Holders (RUPO) and the second summon shall be conducted 7 (seven) working days before the General Meeting of Bond Holders (RUPO).

c.	The summon shall be explicitly contained the date, hour, place and agendas of General Meeting of Bond Holders (RUPO).

Jakarta, 7th April 2008

I, Uki Ukanto, a sworn and authorized translator by virtue of Decree of

Governor of Jakarta No. 2238/2004, certify that the above is true and accurate English version translated from its original Indonesian text.

[Official Translation]

d.

General Meeting of Bond Holders (RUPO) shall be chaired by the trustee and the trustee shall be obliged to prepare General Meeting of Bond Holders (RUPO) and General Meeting of Bond Holders (RUPO) material and also to appoint the Notary Public that shall make the minutes of General Meeting of Bond Holders (RUPO). In the event of replacement of trustee requested by the issuer or bond holder, General Meeting of Bond Holders (RUPO) shall be chaired by the issuer or bond holder requesting General Meeting of Bond Holders (RUPO) and the issuer or bond holder requesting General Meeting of Bond Holders (RUPO) shall prepare General Meeting of Bond Holders (RUPO) and General Meeting of Bond Holders (RUPO) material and also to appoint the Notary Public that shall make the minutes of General Meeting of Bond Holders (RUPO).

e.

The bond holder having right to be present in General Meeting of Bond Holders (RUPO) is the bond holder having Certificate of Meeting Invitation (KTUR) and whose name registered in the list of Certificate of Meeting Invitation (KTUR) issued by KSEI.

Jakarta, 7th April 2008

I, Uki Ukanto, a sworn and authorized translator by virtue of Decree of

Governor of Jakarta No. 2238/2004, certify that the above is true and accurate English version translated from its original Indonesian text.

[Official Translation]

f.	The bond holder attending General Meeting of Bond Holders (RUPO) shall be obliged to submit the Certificate of Meeting Invitation (KTUR) to trustee.

g.	One of the bond overbooking unit shall give the right to the holder to give 1 (one) vote. The vote is given in written and signed by mentioning Certificate of Meeting Invitation (KTUR) number.

h.	Blank vote, abstain, and invalid vote shall be deemed as not voted including the bond owned by the issuer and/or affiliated company.

i.

Any and all bond deposited in KSEI is freeze so that the bond may not be overbooked since 3 (three) exchange days before the date of General Meeting of Bond Holders (RUPO) until the end date of General Meeting of Bond Holders (RUPO) proven by the notification from the trustee or after obtaining approval from the trustee.

Jakarta, 7th April 2008

I, Uki Ukanto, a sworn and authorized translator by virtue of Decree of

Governor of Jakarta No. 2238/2004, certify that the above is true and accurate English version translated from its original Indonesian text.

[Official Translation]

j.	Before General Meeting of Bond Holders (RUPO) is conducted, the Issuer shall make statement concerning the bond owned and/or owned by affiliated company.

k.

Unless the costs arising as a result of the retirement of trustee as referred to in article 3 paragraph 3.8 point c of trusteeship agreement, the natural costs related to the announcement posting for the purpose of General Meeting of Bond Holders (RUPO) summon and in order to announce the result of General Meeting of Bond Holders (RUPO) and any and all costs of General Meeting of Bond Holders (RUPO) including but not limited to the Notary Public cost and room rent cost shall be borne to the Issuer and the Issuer shall commit to pay the costs.

l.

Of the General Meeting of Bond Holders (RUPO) convention, the minutes of General Meeting of Bond Holders (RUPO) shall be obliged to be made by Notary Public as the valid instrument and binding the bond holder, trustee and the issuer. The trustee shall be obliged to announce General Meeting of Bond Holders (RUPO) resolution by

Jakarta, 7th April 2008

I, Uki Ukanto, a sworn and authorized translator by virtue of Decree of

Governor of Jakarta No. 2238/2004, certify that the above is true and accurate English version translated from its original Indonesian text.

[Official Translation]

posting an announcement in at least 1 (one) Indonesian language daily newspaper which nationally published not later than 7 (seven) working days after the General Meeting of Bond Holders (RUPO).

m.

If the quorum shall not be reached in the first General Meeting of Bond Holders (RUPO) then the second General Meeting of Bond Holders (RUPO) with the same agenda may be convened within the near future of 10 (ten) working days period and not later than 21 (twenty one) working days after the first General Meeting of Bond Holders (RUPO) provided that re-summon to the bond holder shall be conducted not later than 7 (Seven) working days before the second General Meeting of Bond Holders (RUPO) by announcing it in at least 1 (one) Indonesian language daily newspaper which nationally published.

n.

If the quorum shall not be reached in the second General Meeting of Bond Holders (RUPO) then the third General Meeting of Bond Holders (RUPO) with the same agenda may be convened within the near future of 10 (ten) working days period and

Jakarta, 7th April 2008

I, Uki Ukanto, a sworn and authorized translator by virtue of Decree of

Governor of Jakarta No. 2238/2004, certify that the above is true and accurate English version translated from its original Indonesian text.

[Official Translation]

not later than 21 (twenty one) working days after the second General Meeting of Bond Holders (RUPO) provided that re-summon to the bond holder shall be conducted not later than 7 (Seven) working days before the third General Meeting of Bond Holders (RUPO) by announcing it in at least 1 (one) Indonesian language daily newspaper which nationally published.

13.5	Without having prejudiced to the provision contained in the Capital Market Regulation and Stock Exchange Regulation and other laws and regulations:

a.	Unless the reasons mentioned in paragraph 13.5 point b of this article, then:

i.

General Meeting of Bond Holders (RUPO) may be convened if it is attended by the bond holder or their valid attorney representing at least  2/3 (two thirds) of the amount of payable bond principal (exclude the bond amount owned by the issuer and/or affiliated company) and it is approved by more than  1/2 (half) of the amount of payable bond principal attended and/or represented having valid voting right in

Jakarta, 7th April 2008

I, Uki Ukanto, a sworn and authorized translator by virtue of Decree of

Governor of Jakarta No. 2238/2004, certify that the above is true and accurate English version translated from its original Indonesian text.

[Official Translation]

General Meeting of Bond Holders (RUPO) (exclude the bond amount owned by the issuer and/or affiliated company) subject to paragraph 13.4 point h of this article.

ii.

The second General Meeting of Bond Holders (RUPO) shall be valid and have right to make binding resolution if it is attended by bond holder or their valid attorney representing at least  2/3 (two third) of the amount of payable bond principal (exclude the bond amount owned by the issuer and/or affiliated company) and it is approved by more than  1/2 (half) of the amount of payable bond principal attended and/or represented having valid voting right in General Meeting of Bond Holders (RUPO) (exclude the bond amount owned by the issuer and/or affiliated company) subject to paragraph 13.4 point h of this article.

iii.	The third General Meeting of Bond Holders (RUPO) shall valid and have right to make binding resolution without calculating the presence quorum provided that it is

Jakarta, 7th April 2008

I, Uki Ukanto, a sworn and authorized translator by virtue of Decree of

Governor of Jakarta No. 2238/2004, certify that the above is true and accurate English version translated from its original Indonesian text.

[Official Translation]

approved by more than  2/3 (two thirds) of the amount of payable bond principal attended and/or represented having valid voting right in General Meeting of Bond Holders (RUPO) (exclude the bond amount owned by the issuer and/or affiliated company) subject to paragraph 13.4 point h of this article.

b.

Special for General Meeting of Bond Holders (RUPO) in respect of the Issuer request aimed to decide the changes of bond interest rate, procedure of bond interest payment, and/or bond principal including the change of bond to be the issuer equity, change of bond period and amendment of trusteeship agreement for the purpose of such changes mentioned hereinabove shall only able to be conducted if the issuer is negligent as referred to in article 12 of trusteeship agreement with the following requirements:

i.	General Meeting of Bond Holders (RUPO) may be convened if it is attended by the bond holder or their valid attorney representing at least 3/4 (three fourths) of the amount

Jakarta, 7th April 2008

I, Uki Ukanto, a sworn and authorized translator by virtue of Decree of

Governor of Jakarta No. 2238/2004, certify that the above is true and accurate English version translated from its original Indonesian text.

[Official Translation]

of payable bond principal (exclude the bond amount owned by the issuer and/or affiliated company) shall have right to make valid and binding resolution if it is approved by more than  3/4 (three fourths) of the amount of payable bond principal attended and/or represented having valid voting right in General Meeting of Bond Holders (RUPO) (exclude the bond amount owned by the issuer and/or affiliated company) subject to paragraph 13.4 point h of this article.

ii.

The second General Meeting of Bond Holders (RUPO) shall be valid and have right to make binding resolution if it is attended by bond holder or their valid attorney representing at least  3/4 (three fourths) of the amount of payable bond principal (exclude the bond amount owned by the issuer and/or affiliated company) and shall have right to make valid and binding resolution if it is approved by more than  3/4 (three fourths) of the amount of payable bond principal attended and/or

Jakarta, 7th April 2008

I, Uki Ukanto, a sworn and authorized translator by virtue of Decree of

Governor of Jakarta No. 2238/2004, certify that the above is true and accurate English version translated from its original Indonesian text.

[Official Translation]

represented having valid voting right in General Meeting of Bond Holders (RUPO) (exclude the bond amount owned by the issuer and/or affiliated company) subject to paragraph 13.4 point h of this article.

iii.

If the quorum shall not be reached in the second General Meeting of Bond Holders (RUPO) then the third General Meeting of Bond Holders (RUPO) may be convened where the third General Meeting of Bond Holders (RUPO) shall be valid and have right to make binding resolution if it is attended by bond holder or their valid attorney representing at least  3/4 (three fourths) of the amount of payable bond principal (exclude the bond amount owned by the issuer and/or affiliated company) and shall have right to make valid and binding resolution if it is approved by more than  3/4 (three fourths) of the amount of payable bond principal attended and/or represented having valid voting right in General Meeting of Bond Holders (RUPO) (exclude the bond amount owned by the issuer and/or affiliated company) subject to paragraph 13.4 point h of this article.

Jakarta, 7th April 2008

I, Uki Ukanto, a sworn and authorized translator by virtue of Decree of

Governor of Jakarta No. 2238/2004, certify that the above is true and accurate English version translated from its original Indonesian text.

[Official Translation]

13.6

In the event of the bond is owned by the issuer based on the buy back and/or owned by the affiliated company then the vote number are not calculated in the presence quorum in General Meeting of Bond Holders (RUPO) and shall not have voting right.

13.7	The issuer, trustee and bond holder shall obey, comply and bind to the resolutions made by the bond holder in General Meeting of Bond Holders (RUPO).

13.8

Further regulations regarding the convention and procedure of General Meeting of Bond Holders (RUPO) may be made and if it is deemed as necessary, it shall be perfected or amended by the issuer and trustee subject to the prevailing law in Republic of Indonesia and the provision in article 18 paragraph 18.2 of trusteeship agreement.

13.9	If the provisions regarding General Meeting of Bond Holders (RUPO) otherwise provided by the laws and regulations in Capital Market area then the said laws and regulations shall be effective.

Jakarta, 7th April 2008

I, Uki Ukanto, a sworn and authorized translator by virtue of Decree of

Governor of Jakarta No. 2238/2004, certify that the above is true and accurate English version translated from its original Indonesian text.

[Official Translation]

Article 14

NEGLIGENCE OF TRUSTEE

If the trustee shall be negligent or conducted a default of the trusteeship agreement, then the provision of article 1267 of Civil Code shall be effective unless it is the right of the Issuer to request for the annulment or termination of trusteeship agreement.

ARTICLE 15

STATEMENT AND GUARANTEE OF THE ISSUER

The issuer shall declare and guarantee to the trustee and bond holder as follows:

15.1

On the signing date of trusteeship agreement, articles of association of the issuer as defined in the comparison of this deed. In addition to such Deeds mentioned hereinabove until the signing date of trusteeship agreement in this deed, there shall be no other deeds or documents containing the amendment of articles of association of the trustee.

Jakarta, 7th April 2008

I, Uki Ukanto, a sworn and authorized translator by virtue of Decree of

Governor of Jakarta No. 2238/2004, certify that the above is true and accurate English version translated from its original Indonesian text.

[Official Translation]

15.2	The Core business area of the issuer is as the network provider and/or telecommunication service and informatics.

15.3	By the signing date of trusteeship agreement, the structure of Board of Directors and Board of Commissioners of the Issuer shall be as follows:

BOARD OF DIRECTORS

– President Director	: Mister JOHNNY SWANDI SJAM;

– Vice President Director:	: Mister KAIZAD BOMI HEERJEE;

– Director	: Mister FADZRI SENTOSA;

– Director	: Mister WAHYU WIJAYADI;

– Director	: Mister GUNTUR SOALOON SIBORO;

– Director	: Mister RAYMOND TAN KIM MENG;

– Director	: Mister SYAKIED AHMAD SUNGKAR;

– Director	: Mister WONG HEANG TUCK;

– Director	: Mister ROY KANNAN;

BOARD OF COMMISSIONERS

– President Commissioners	: Mister PETER SEAH LIM HUAT;

– Commissioner	: Mister LEE THENG KIAT;

– Commissioner	: Mister SIO TAT HIANG;

– Commissioner	: Mister SUM SOON LIM;

Jakarta, 7th April 2008

I, Uki Ukanto, a sworn and authorized translator by virtue of Decree of

Governor of Jakarta No. 2238/2004, certify that the above is true and accurate English version translated from its original Indonesian text.

[Official Translation]

– Commissioner	: Mister ROES ARYAWIJAYA;

– Commissioner	: Mister SETYANTO PRAWIRA SANTOSA;

– Commissioner	: Mister SHEIKH MOHAMMED BIN SUHAIM HAMAD AL-THANI;

– Independent Commissioner	: Mister LIM AH DOO;

– Independent Commissioner	: Mister SETIO ANGGORO DEWO;

– Independent Commissioner	: Mister SOEPRAPTO

15.4

Statement of Bond Issue Registration and its amendment as it shall be delivered to Supervisory Agency for Capital Market and Financial Institution and Prospectus as it shall be circulated shall not contain the wrong information concerning the material fact and not negligent to mention the significant fact that shall be contained or necessary to be contained so that the information shall not mislead and the arrangement of prospectus shall be obliged to meet the requirements stipulated by the Chairman of Supervisory Agency for Capital Market and Financial Institution.

15.5	The issuer has submitted and obtained any and all significant permits and approvals required to have and control its properties and assets and able to run

Jakarta, 7th April 2008

I, Uki Ukanto, a sworn and authorized translator by virtue of Decree of

Governor of Jakarta No. 2238/2004, certify that the above is true and accurate English version translated from its original Indonesian text.

[Official Translation]

its business and activities as undergoing and as the knowledge of the Issuer, it shall not violate or negligent in meeting the laws and regulations or significant permit required so that it may influence the issuer business activities materially or part of the issuer properties and assets.

15.6

The issuer, on the signing date of this trusteeship agreement, shall not involve in any case either civil or criminal or arbitration or administrative case that may influence the issuer ability to perform its obligation based on trusteeship agreement.

15.7

The signing of issue document shall not violate or not the violation of the terms and condition and/or not the negligence based on loan agreement, security right or agreement or other documents where the issuer is one of the parties on the signing date of trusteeship agreement or based on articles of association of the issuer and as the knowledge of the issuer, other prevailing laws and regulations in Indonesia and shall be effective for the issuer or a binding final level decision of the authorized Indonesian Court Agency or government agency of Republic of Indonesia issued to the issuer having significant control of the issuer business.

Jakarta, 7th April 2008

I, Uki Ukanto, a sworn and authorized translator by virtue of Decree of

Governor of Jakarta No. 2238/2004, certify that the above is true and accurate English version translated from its original Indonesian text.

[Official Translation]

15.8

Unless the liabilities as presented in the annual financial statement of the issuer for the fiscal year ended on 30-09-2007 (the thirtieth day of September two thousand seven) audited by Accountant Public Office Purwantono, Sarwoko & Sandjaja or notified in written by the issuer to the trustee, the issuer on the agreement signing date.

15.9

The preparation of any and all issue documents have been made accordingly by the issuer based on the requirements in the prevailing laws and regulations and has been signed accordingly on behalf of the issuer and shall be the valid and binding liability for the issuer which implementation may be executed in accordance with the requirements unless it is limited by the prevailing laws and regulations in Indonesia.

15.10	The Bond issue has been approved accordingly based on the articles of association of the issuer and the prevailing laws and regulations and bond is the valid

Jakarta, 7th April 2008

I, Uki Ukanto, a sworn and authorized translator by virtue of Decree of

Governor of Jakarta No. 2238/2004, certify that the above is true and accurate English version translated from its original Indonesian text.

[Official Translation]

and binding liability for the issuer which implementation may be executed in accordance with the requirements

15.11

The parties signing the trusteeship agreement and other agreements related to the bond issue on behalf of the issuer is the party having right and full authority to sign the agreements mentioned hereinabove.

15.12

To the knowledge of the issuer, any and all financial statements that have been and/or shall be submitted by the issuer to the trustee shall accurately and correctly describe and present the financial condition and the issuer asset.

15.13	The issuer hereby shall release the trustee from any and all liabilities or responsibilities related to the statement and guarantee given by the issuer in trusteeship agreement.

Jakarta, 7th April 2008

I, Uki Ukanto, a sworn and authorized translator by virtue of Decree of

Governor of Jakarta No. 2238/2004, certify that the above is true and accurate English version translated from its original Indonesian text.

[Official Translation]

Article 16

NOTIFICATION

16.1

Any and all notifications from one party to other party in trusteeship agreement shall be deemed as it has been implemented legally and accordingly if it is signed by the authorized party and shall be delivered to the address mentioned hereinunder by registered mail or directly delivered by obtaining receipt or by telex.

THE ISSUER:

Name	:	PT INDOSAT Tbk.;

Address	:	Jalan Medan Merdeka Barat Number:21; Jakarta 10110;

Phone	:	(021) 30003001;

Facsimile	:	(021) 3809833;

Attention	:	Board of Directors;

THE TRUSTEE :

Name	:	PT BANK RAKYAT INDONESIA (PERSERO)Tbk;

Address	:	Desk Investment Banking, Treasury Division; BRI II Building 3rd Floor; Jalan Jenderal Sudirman Number :44–46; Jakarta 10210;

Phone	:	(021) 570 9060 Ext. 2371 and 250 0124;

Facsimile	:	(021) 251 1647;

Attention	:	Treasury Division Head/Head of Desk Investment Banking;

Jakarta, 7th April 2008

I, Uki Ukanto, a sworn and authorized translator by virtue of Decree of

Governor of Jakarta No. 2238/2004, certify that the above is true and accurate English version translated from its original Indonesian text.

[Official Translation]

16.2	If one of the parties experiences change of address the party experienced the change of address shall be obliged to notify to other parties not later than 5 working days as of the change of address.

Article 17

OTHER PROVISIONS

17.1

Trusteeship agreement shall be effective as of the signing date of this deed provided that the rights and liability of the parties arising since the issue date until the amount of payable shall be fully paid and any and all liabilities of the trustee and the issuer shall be completed.

17.2

The trusteeship agreement shall not able to be amended and/or added, either entirely or partly, unless if the amendment and/or addendum is made in a written agreement signed by the issuer and trustee and by the notification to Supervisory agency for capital market and financial institution without having prejudiced to other provision in trusteeship agreement.

Jakarta, 7th April 2008

I, Uki Ukanto, a sworn and authorized translator by virtue of Decree of

Governor of Jakarta No. 2238/2004, certify that the above is true and accurate English version translated from its original Indonesian text.

[Official Translation]

17.3

If one party negligent to accordingly meet the liability arising a result of bond or based on trusteeship agreement, agreements or other documents made or issued in relation to bond issue then the party shall be deemed as negligent to perform its liability as the time passed by and therefore any evidence and/or information shall no longer be required in any form whatsoever considering provision of article 12 of trusteeship agreement.

17.4

Certificate of trustee concerning the amount of bond interest and/or bond principal and other money amount at any time payable and shall be obliged to be paid by the issuer to the bond holder shall be the evidence of payable amount without having prejudiced to the issuer right to prove that the actual payable amount by the issuer is less than the amount stipulated by the trustee. In the event of the calculation difference of the issuer payment liability then the trustee together with the issuer shall conduct recalculation.

Jakarta, 7th April 2008

I, Uki Ukanto, a sworn and authorized translator by virtue of Decree of

Governor of Jakarta No. 2238/2004, certify that the above is true and accurate English version translated from its original Indonesian text.

[Official Translation]

17.5	The trusteeship agreement shall be effective and binding for the parties and the substitute (-s) holder of right of each party.

17.6

Unless otherwise provided in the trusteeship agreement if the dates stipulated to pay bond interest or bond principal amount shall be due not on the exchange day then the payment shall be paid on the next exchange day.

17.7	The costs of trusteeship agreement preparation, agreement and other document related to the issue where the issuer shall be the party within the agreement, shall be borne and paid by the issuer.

17.8

Trusteeship agreement is the final approval and agreement reached by the parties in trusteeship agreement related to the matters contained in trusteeship agreement and therefore the trusteeship agreement shall replace any and all approvals, agreements and commitments that ever been drawn by the parties before the signing of trusteeship agreement either verbally or written, either directly or indirectly, related to the matters contained in trusteeship agreement.

Jakarta, 7th April 2008

I, Uki Ukanto, a sworn and authorized translator by virtue of Decree of

Governor of Jakarta No. 2238/2004, certify that the above is true and accurate English version translated from its original Indonesian text.

[Official Translation]

17.9	The trusteeship agreement and the execution shall obey and comply to and defined in accordance with the law provision and law of republic of Indonesia.

Article 18

SETTLEMENT OF DISPUTE

18.1

The parties shall make any effort to settle, in amicable deliberation, any and all disputes or different opinion, or controversy arising from or related to the trusteeship agreement. In the event of the dispute or different opinion, or controversy shall not be settled in amicable deliberation way within 30 (thirty) calendar days period as of the written notification date of one of the parties concerning the dispute (“Grace Period”) then the dispute or different opinion, or controversy shall be settled by Indonesian National Arbitration Agency (“BANI”) using BANI event and regulation and comply to the Law Number : 30 Year 1999 (one thousand nine hundred ninety nine) regarding Arbitration and Alternative of Settlement of Dispute (“Arbitration

Jakarta, 7th April 2008

I, Uki Ukanto, a sworn and authorized translator by virtue of Decree of

Governor of Jakarta No. 2238/2004, certify that the above is true and accurate English version translated from its original Indonesian text.

[Official Translation]

Law”) completed with any and all amendments unless explicitly otherwise provided in trusteeship agreement.

18.2	The parties shall agree and covenant that the arbitration implementation shall be implemented with the following methods:

(i)	Arbitration process shall be implemented in Jakarta, Indonesia and in Indonesian language;

(ii)

The arbiter that shall implement the arbitration process is in the form of arbitration council consisting of 3 (three) arbiters where at least 1 (one) arbiter is the legal consultant that has been registered in Supervisory Agency and Financial Institution as the supporting profession of capital market (if any);

(iii)	The appointment of arbiter shall be implemented not later than 30 (thirty) calendar days as of the termination of grace period.

Each party having dispute shall appoint an arbiter;

Jakarta, 7th April 2008

I, Uki Ukanto, a sworn and authorized translator by virtue of Decree of

Governor of Jakarta No. 2238/2004, certify that the above is true and accurate English version translated from its original Indonesian text.

[Official Translation]

(iv)

Not later than 14 (fourteen) calendar days as of the appointment of both arbiter by each party then both arbiter shall be obliged to appoint and chose the third arbiter that shall be acting as the Chairman of Arbitration Council;

(v)	If there is no agreement reached in appointing the third arbiter then the chosen and appointment of the arbiter shall be delivered to the Chairman of BANI in accordance with BANI regulation and event;

(vi)	The parties to the trusteeship agreement shall be obliged to assist the arbitration council to obtain any and all information required to settle the dispute accordingly.

(vii)	The arbitration council shall examine the case and dispute based on the provision and interpretation on the basis of Indonesian law and the aim and purpose of trusteeship agreement.

(viii)	The decree of arbitration council is final, binding and having permanent legal force for the party having dispute and shall be obliged to be

Jakarta, 7th April 2008

I, Uki Ukanto, a sworn and authorized translator by virtue of Decree of

Governor of Jakarta No. 2238/2004, certify that the above is true and accurate English version translated from its original Indonesian text.

[Official Translation]

implemented by the parties. The parties shall agree and commit to not claim or annul the decree of arbitration council of BANI the said in any court whatsoever;

(ix)	In order to implement the decree of BANI arbitration, it shall be executed in the permanent domicile (law domicile) in Registrar Office of Central Jakarta District Court in Jakarta;

(x)	Any and all costs arising related to the arbitration process shall be borne by each party;

(xi)	Any and all rights and liabilities of the parties based on trusteeship agreement shall be continued to be effective as the implementation of the arbitration process.

– The appearing persons shall declare hereby guarantee the accuracy of the identity of the appearing persons in accordance with the identity card delivered to me, Notary Public and fully responsible of the said matters and hereinafter the appearing persons shall also declare that have understood the content of this deed.

Jakarta, 7th April 2008

I, Uki Ukanto, a sworn and authorized translator by virtue of Decree of

Governor of Jakarta No. 2238/2004, certify that the above is true and accurate English version translated from its original Indonesian text.

[Official Translation]

– Of any and all matters mentioned hereinabove,

IN WITNESS WHEREOF THIS DEED

– Is made as minutes, recited and executed in Jakarta on the day and date as first mentioned at the preamble of this deed in the presence of:

1.

–Mistress INDAH FATMAWATI, Bachelor of Law, born in Jakarta, on 28-07-1959 (the twenty eighth day of July one thousand nine hundred fifty nine), Indonesian citizen, residing in South Jakarta, Tebet Timur Dalam VI K/4, Neighborhood Association 003, community association 006, Tebet Timur Sub District, Tebet District.

–The holder of residential identity card number : 09.5007.680759.0199.

2.

–Mistress DIYAH SUWATI, born in Solo, on 26-10-1964 (the twenty sixth day of October one thousand nine hundred sixty four), Indonesian citizen, residing in Tangerang, Jalan Talas II, Pondok Cabe Ilir, neighborhood association 02, community association 01, Pondok Cabe Ilir Sub District, Pamulang District.

Jakarta, 7th April 2008

I, Uki Ukanto, a sworn and authorized translator by virtue of Decree of

Governor of Jakarta No. 2238/2004, certify that the above is true and accurate English version translated from its original Indonesian text.

[Official Translation]

–The holder of residential identity card number : 3219222004.1786503.

–for the time being present in Jakarta.

–Both are the employees of the Notary Public, as witnesses.

– Considering this deed has been discussed by the parties accordingly, then this deed shall only able to be recited generally or by the summary by me, Notary Public to the appearing persons and witnesses, then the appearing persons, the witnesses and I, the Notary Public, duly subscribe our respective signature hereunto.

– Is executed with one strike with replacement.

– The original copy of this deed is duly signed accordingly

IS ISSUED AS CONFORMED COPY WITH THE SAME TENOR THEREOF

[signed and sealed on stamp duty]

Mrs. POERBANINGSIH ADI WARSITO, SH.

Jakarta, 7th April 2008

I, Uki Ukanto, a sworn and authorized translator by virtue of Decree of

Governor of Jakarta No. 2238/2004, certify that the above is true and accurate English version translated from its original Indonesian text.